As filed with the Securities and Exchange Commission on June 28, 2010

File No. 333-

File No. 811-21680

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☐   Post-Effective Amendment No.

DCA Total Return Fund

(Exact Name of Registrant as Specified in Charter)

518 17th Street, Suite 1200,

Denver, CO 80202

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (303) 228-2200

Jeffrey W. Taylor

President

518 17th Street, Suite 1200

Denver, CO 80202

(Name and Address of Agent for Service)

Copies to:

Peter H. Schwartz, Esquire

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Each Class of Securities to be Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $.001 par value	20,000,000[1]	$3.32	$66,400,000	$4,734.32

1	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
2	Net Asset value per share of common stock on June 24, 2010.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

July     , 2010

Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders of DCA Total Return Fund (NYSE: DCA) and DCW Total Return Fund (NYSE: DCW) (each a “Fund” and together, the “Funds”) which will be held on September 16, 2010, at the times indicated below, at the Funds’ offices located at 518 17th Street, 17th Floor, Denver, Colorado 80202. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Joint Proxy Statement/Prospectus.

Each Fund’s Board of Trustees (the “Boards”), including the Independent Trustees, are asking you to approve the following:

1.	A proposal to elect two Trustees to serve three year terms, each to serve until his successor has been duly elected and qualified.

2.	A proposal to approve the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry.

3.	A proposal to approve an Agreement and Plan of Reorganization reorganizing DCW into DCA (the “Reorganization”), the termination of DCW’s registration under the Investment Company Act of 1940, and the dissolution of DCW under Delaware law.

The proposals listed above include significant and we believe positive changes for the Funds.

First, the Boards believe the removal of the fundamental restrictions requiring each Fund to invest greater than 25% of its total assets in securities of real estate companies benefits shareholders by enabling the Funds greater asset class allocation flexibility, which will in turn facilitate investment opportunities to be sourced from a wider universe of securities. This increased flexibility potentially enhances each Fund’s ability to achieve its investment objective of total return.

Second, following shareholder meetings held March 16, 2009, the Funds changed their investment objectives and certain non-fundamental investment policies. This included changing their historic objectives of high current income with a secondary focus on capital appreciation to an objective of total return, eliminating the investment policies requiring at least 80% of managed assets to be invested in securities of real estate companies, removing any specific limitations regarding the Funds’ investment in foreign securities and modifying the dividend policies from a monthly level-rate payment to quarterly distributions. These changes result in global-oriented, total return Funds with investment strategies that may include investments in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments.

As a result of these changes, the investment strategies and securities portfolios of the Funds have become substantially similar. Given their similarities and significant overlap in investment portfolios, the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.

We hope you plan to attend the meeting as your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. AT YOUR EARLIEST CONVENIENCE, WE ASK THAT YOU PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET TO CAST YOUR VOTE AT THE MEETING. Please refer to the website contained on your proxy card for internet voting options.

Sincerely,

/S/ JONATHAN F. ZESCHIN
Jonathan F. Zeschin Chairman of the Boards of Trustees

DCA Total Return Fund DCW Total Return Fund

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS

To be held on September 16, 2010

Dear Shareholder:

Notice is hereby given that an Annual Meeting of shareholders of DCA Total Return Fund (“DCA”) and DCW Total Return Fund (“DCW”) (each a “Fund” and together, the “Funds”) will be held at the offices of the Funds, 518 17th Street, 17th Floor, Denver, Colorado 80202, on September 16, 2010, at the times listed below. Copies of the Joint Proxy Statement/Prospectus accompanying this Notice are available at www.proxyonline.com/docs/divcap2010.pdf.

Matters to be voted upon by shareholders of each respective Fund:

1.	To elect two Trustees to serve the term set forth herein, each to serve until his successor has been duly elected and qualified (“Proposal 1”);

2.	To approve the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry (“Proposal 2”);

3.	To approve an Agreement and Plan of Reorganization reorganizing DCW into DCA (the “Reorganization”)(“Proposal 3”); and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

June 28, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying Joint Proxy Statement/Prospectus.

Fund	Time of Annual Meeting	Location of Annual Meeting
DCW Total Return Fund	1:00 MT	518 17th Street, 17th Floor Denver, Colorado 80202

DCA Total Return Fund	1:30 MT	518 17th Street, 17th Floor Denver, Colorado 80202

By Order of Each Fund’s Board of Trustees

/S/ JAMI M. VONKAENEL
Jami M. VonKaenel Secretary

DCA Total Return Fund
DCW Total Return Fund

July    , 2010

IMPORTANT. Shareholders are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card(s) may save the Fund(s) the necessity and expense of further solicitations to assure a quorum at the meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Boards of Trustees of the Funds.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	Jane B. Smith, Executor Estate of John B. Smith

If you have questions concerning this Joint Proxy Statement/Prospectus, please contact:

The Altman Group, Inc.

1200 Wall Street West

Lyndhurst, NJ 07071

Call Toll-Free: (866) 829-0135

QUESTIONS & ANSWERS REGARDING THE ANNUAL MEETING AND PROPOSALS

Question 1.	Why did you send me this booklet?

Answer:    This booklet was sent to you because you own shares, either directly or beneficially, of DCA Total Return Fund (“DCA”) and/or DCW Total Return Fund (“DCW,” each a “Fund” and together, the “Funds”) as of June 28, 2010, which is the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. The Boards of Trustees (the “Boards”) of the Funds urge you to review the information contained in this booklet before voting on the proposals that will be presented at the Annual Meeting (collectively, the “Proposals”).

Question 2.	What issues am I being asked to vote on?

Answer:    You are being asked to vote on three proposals to:

1.	Elect two Trustees to the Board of Trustees of the Funds, each to serve until his successor has been duly elected and qualified;

2.	Approve the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry; and

3.	Approve the merger of DCW with and into DCA (the “Reorganization”)

Question 3.	How do the Boards recommend I vote?

Answer:    The Boards, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), have unanimously recommended that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of your Board.

Question 4.	Why am I being asked to vote for a Trustee?

Answer:    DCA’s Amended and Restated Agreement and Declaration of Trust and DCW’s Amended and Restated Agreement and Declaration of Trust provide that the Boards shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year. This year, the Trustees have nominated John Mezger and J. Gibson Watson, III, both current Independent Trustees whose current term will expire at the Meeting, to serve as Trustees for three-year terms and until their successors have been duly elected and qualified.

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold an annual meeting each year. Each meeting will serve as that Fund’s annual meeting for 2010.

Question 5.	Why am I being asked to remove the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry?

Answer:    The Boards believe the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of real estate companies benefits shareholders by enabling the Funds greater asset class allocation flexibility, which will in turn facilitate investment opportunities to be sourced from a wider universe of securities. This increased flexibility potentially enhances each Fund’s ability to achieve its investment objective of total return. In addition, de-emphasizing real estate securities and further diversifying each Fund’s investments may help to mitigate concentration risk and NAV volatility.

Question 6.	Why has the Reorganization been proposed for the Funds?

Answer:    Following shareholder meetings held March 16, 2009, the Funds changed their investment objectives and certain non-fundamental investment policies. This included changing their historic objectives of high current income with a secondary focus on capital appreciation to an objective of total return, eliminating the investment policies requiring at least 80% of managed assets to be invested in securities of real estate companies, removing any specific limitations regarding the Funds’ investment in foreign securities and modifying the dividend policies from a monthly level-rate payment to quarterly distributions. These changes resulted in global-oriented, total return Funds with investment strategies that may include investments in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments.

As a result of these changes, the investment strategies and securities portfolios of the Funds have become substantially similar. Given their similarities and significant overlap in investment portfolios the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. In addition, the total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.

Question 7.	How will the Reorganization affect me?

Answer:    If the Reorganization is approved, DCW will be merged with and into DCA. DCW’s assets and liabilities will be combined with the assets and liabilities of DCA, and stockholders of DCW will become stockholders of DCA.

In the Reorganization, shareholders of DCW will receive newly-issued common shares of beneficial interest of DCA, par value $0.001 per share (“DCA Common Shares”). DCW will then terminate its registration under the 1940 Act. The aggregate net asset value (not the market value) of DCA Common Shares received by DCW investors in the Reorganization will equal the aggregate net asset value (not the market value) of DCW common shares held immediately prior to the Reorganization, less the portion of the costs of the Reorganization paid by DCW. DCA will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objectives and policies as described in the Joint Proxy Statement/Prospectus.

Question 8.	Are DCA’s investment objective and investment policies similar to those of DCW?

Answer:    The Funds have the same investment objective and substantially similar investment strategies and restrictions. Each Fund seeks total return. Each Fund is a non-diversified fund. To pursue its objective, each Fund normally invests in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments on a global basis.

Question 9.	How will each Fund’s distribution be impacted?

Answer:    Both Funds currently pay quarterly distributions that may vary in amount from quarter to quarter. The rates for each respective Fund may differ in absolute amount and the corresponding yield to shareholders. The combined Fund intends to utilize the same quarterly distribution policy, which amount may vary from quarter to quarter. Prior to the Reorganization, each Fund is expected to distribute estimated undistributed net investment income, if any exists.

Question 10.	Will I have to pay federal income tax as a result of the Reorganization?

Answer:    The Reorganization is intended to qualify as a U.S. tax-free reorganization for U.S. federal income tax purposes. Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.

Question 11.	How will the Reorganization affect Fund fees and expenses?

Answer:    The total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than the current total annual operating expense ratio for each Fund, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base. As a result of the Reorganization (and taking into effect certain reductions in expenses associated with the increase in net asset value of each Fund through December 31, 2009 as well as changes to the expenses paid to various service providers), total expenses paid by DCW and DCA stockholders are expected to decline from 2.52% for DCW and 2.42% for DCA (for the fiscal year ended December 31, 2009) to an estimated 1.58% in the combined Fund based on assets under management as of December 31, 2009 and excluding the one-time costs of the Reorganization.

Question 12.	How will the Reorganization affect advisory and administration fees?

Answer:    The total advisory and administration fees of the combined fund after the Reorganization are expected to be lower than the current total advisory and administration fees for each Fund.

If the Reorganization is approved, DCA’s current advisory and administrative agreements, as described below, will remain in effect.

The table below illustrates the current and proposed advisory and administration fees charged to the Funds :

Fees	Current		Proposed New Advisory Agreement
	DCW	DCA	DCA
Advisory Fee*	1.00%	0.85%	0.85%
Co-Administration Fee (DCI)	0.05%	0.05%	0.05%
Co-Administration Fee (ALPS)**	0.35%	0.39%	0.15%
Total Advisory and Administration Fees	1.40%	1.29%	1.05%

*	The Funds currently pay DCI the fees stated above based on the Funds’ average daily managed assets.
**	The Funds currently pay ALPS a co-administrative fee in the amount of the greater of 0.07% or a $125,000 minimum annual fee.

Currently, DCW is party to an Advisory Agreement with Dividend Capital Investments, LLC (“DCI” or “Adviser”), pursuant to which it pays an annual management fee of 1.00% based on DCW’s average daily managed assets. In addition, DCI, on behalf of DCW, is party to a Sub-Advisory Agreement with Calamos Advisors LLC (“Calamos” or “Sub-Adviser”), pursuant to which DCI pays Calamos an annual management fee of 0.50% based on DCW’s average market value of the total assets of DCW managed by Calamos. DCI pays the sub-advisory fee to Calamos out of the management fee it receives from DCW. In addition, DCW is party to a Co-Administration Agreement with DCI, pursuant to which it pays DCI an annual administration fee of 0.05% based on DCW’s average daily managed assets. DCW is also party to a Co-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) whereby ALPS receives the greater of a minimum annual fee of $125,000 for DCW or 0.07% annually on average daily net assets of DCW.

DCA is party to an Advisory Agreement with DCI, pursuant to which it pays an annual management fee of 0.85% based on DCA’s average daily managed assets. In addition, DCI, on behalf of DCA, is party to a Sub-Advisory Agreement with Calamos, pursuant to which DCI pays Calamos an annual management fee of 0.50% based on DCA’s average market value of the total assets of DCA managed by Calamos. DCI pays the sub-advisory fee to Calamos out of the management fee it receives from DCA. In addition, DCA is party to a Co-Administration Agreement with DCI, pursuant to which it pays DCI an annual administration fee of 0.05% based on DCA’s average daily managed assets. DCA is also party to a Co-Administration Agreement with ALPS whereby ALPS receives the greater of a minimum annual fee of $125,000 for DCA or 0.07% annually on average daily net assets of DCA.

Question 13.	Who will pay the expenses of the Reorganization?

Answer:    The Funds and DCI intend to each pay 50% of the Funds’ expenses of the Reorganization incurred through May 31, 2010, with the Funds allocating their 50% share between them based on net assets. All expenses of the Reorganization incurred after May 31, 2010, will be paid by the Funds, with the Funds allocating such expenses between them based on net assets.

Question 14.	When would the Reorganization take place?

Answer:    If approved, the Reorganization would occur on or about ten (10) days after the Annual Meeting (the “Closing Date”).

Question 15.	What happens if some Proposals are approved and others are not, or if the Proposals for one Fund are approved but not for the other?

Answer:    If sufficient votes are not obtained to approve all Proposals, the Boards will consider what further action to take, including adjourning the Annual Meeting and making a reasonable effort to solicit support with respect to the Proposals that have not received the sufficient votes. If, after additional proxy solicitation, the Boards believe it to be unlikely that a particular Proposal will pass with regard to a Fund, the Boards will consider whether it is appropriate and in the best interests of shareholders to allow the other Proposals contemplated under this Joint Proxy Statement/Prospectus to be implemented without inclusion of that Proposal. If all Proposals pass with respect to one Fund but not the other, the Boards will consider whether it is appropriate and in the best interests of shareholders to implement, to the extent feasible, the Proposals with respect to one Fund, but not the other.

Question 16.	What happens if the Reorganization is not approved?

Answer:    The Reorganization will not be consummated unless it is approved by the stockholders of both DCA and DCW. If the Reorganization is not approved, DCA and DCW will continue as separate investment companies. The Boards of DCA and DCW will consider such alternatives as each Board determines to be in the best interests of stockholders, including re-proposing the Reorganization.

Question 17.	How can I vote my shares?

Answer:    Please follow the instructions included on the enclosed Proxy Card. Shareholders whose shares are held in street name may also submit proxy instructions on the Internet. Instructions for Internet voting should be included with the proxy materials you received from the brokerage firm holding your shares.

Question 18.	What if I want to revoke my proxy?

Answer:    Shareholders can revoke their proxy at any time prior to its exercise by (1) giving written notice to the Secretary of the Fund at 518 17th Street, 17th Floor, Denver, Colorado 80202, or (2) by signing and submitting another proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Meeting to be held at 518 17th Street, 17th Floor, Denver, Colorado 80202 at the meeting time and date as set forth in this combined proxy statement.

Question 19.	Who should I call if I have questions?

Answer:    You should direct your questions to the Funds’ proxy solicitation firm: the Altman Group, who has been retained to assist with the proxy solicitation. They can be contacted at 1-866-829-0135.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated July     , 2010

JOINT PROXY STATEMENT/PROSPECTUS

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

(303) 228-2200

JOINT ANNUAL MEETINGS OF STOCKHOLDERS

September 16, 2010

This Joint Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies by the Boards of Trustees (each, a “Board” and together, the “Boards”) of the DCA Total Return Fund (“DCA”) and the DCW Total Return Fund (“DCW”), to be used at the Annual Meeting of Shareholders of each Fund to be held on September 16, 2010 at 1:00 Mountain time for DCW and at 1:30 Mountain time for DCA, for the purposes set forth in the accompanying Notice of a Annual Meeting of Shareholders. Shareholders of record at the close of business on June 28, 2010 are entitled to receive notice of and to vote at the Meeting.

This Joint Proxy Statement/Prospectus, along with the Notice of an Annual Meeting of Shareholders and the proxy card, is being mailed to shareholders of record on or about August     , 2010. It explains concisely what you should know before voting on the proposals or investing in DCA, a non-diversified closed-end, registered management investment company. Please read it carefully and keep it for future reference.

The Reorganization seeks to combine two substantially similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies. The Funds’ investment objectives and fundamental policies are identical. DCW’s and DCA’s primary investment objectives are total return. DCW and DCA seek to achieve their investment objectives by investing in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments on a global basis. Additionally, each Fund has the same Board of Trustees, the same investment adviser and investment sub-adviser, largely overlapping investment advisory personnel and portfolio managers, and substantially similar non-fundamental investment policies, strategies, risks and restrictions.

As a result of the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain recurring administrative costs will be spread across the combined fund’s larger asset base. In addition, the Reorganization may result in the Funds realizing lower trading costs and certain portfolio management efficiencies. The Reorganization may also provide shareholders greater secondary market liquidity as the combined fund would be larger than and have more outstanding common shares than either of the Funds.

In the Reorganization, DCW will merge with and into DCA and shareholders of DCW will receive newly-issued common shares of beneficial interest of DCA, par value $0.001 per share (“DCA Common Shares”). DCW will then terminate its registration under the 1940 Act. The aggregate net asset value (not the market value) of DCA Common Shares received by DCW investors in the Reorganization will equal the aggregate net asset value (not the market value) of DCW common shares held immediately prior to the Reorganization, less the costs of the Reorganization paid by DCW. DCA will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The Reorganization will not be consummated unless it is approved by the stockholders of both DCA and DCW. If the Reorganization is not approved, DCA and DCW will continue as separate investment companies. The Boards of DCA and DCW will consider such alternatives as each Board determines to be in the best interests of stockholders, including re-proposing the Reorganization.

A Statement of Additional Information, dated July     , 2010, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. If you wish to request the Statement of Additional Information, please ask for the “Statement of Additional Information.” Copies of DCA’s and DCW’s most recent annual report and semi-annual report can be obtained at www.dcclosedendfunds.com. In addition, DCA and DCW will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to Dividend Capital Investments, LLC by calling 1-866-324-7348 or by writing to the respective Fund at 518 17th Street, 17th Floor, Denver, Colorado 80202. The address of the principal executive offices of the Funds is 518 17th Street, 17th Floor, Denver, Colorado 80202, and the telephone number is 1-866-324-7348.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The common shares of DCA are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “DCA” and will continue to be so listed subsequent to the Reorganization. The common shares of DCW are listed on the NYSE under the ticker symbol “DCW.” Reports, proxy statements and other information concerning DCA or DCW may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of DCA in connection with the issuance of DCA Common Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is July     , 2010.

TABLE OF CONTENTS

PROPOSAL 1 ELECTION OF THE TRUSTEE-NOMINEES	13
TRUSTEES	13
FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS	16

PROPOSAL 2 APPROVE THE REMOVAL OF THE FUNDAMENTAL RESTRICTION REQUIRING EACH FUND TO INVEST GREATER THAN 25% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY	24

PROPOSAL 3 THE REORGANIZATION	25
SYNOPSIS	25
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	29
RISKS OF THE FUNDS	40
MANAGEMENT OF THE FUNDS	55
PORTFOLIO MANAGERS OF THE FUNDS	56
PORTFOLIO TRANSACTIONS AND BROKERAGE	62
DIVIDENDS AND DISTRIBUTIONS	63
NET ASSET VALUE	72
BENEFICIAL OWNERSHIP	73
SHARE PRICE DATA	73
ADDITIONAL INFORMATION ABOUT THE FUNDS	75
INFORMATION ABOUT THE PROPOSED MERGER	93
OTHER COMPARISONS OF THE FUNDS	97

VOTING REQUIREMENTS AND OTHER INFORMATION	101

PRIVACY NOTICE	101

ADDITIONAL INFORMATION	101

PROPOSAL 1

ELECTION OF THE TRUSTEE-NOMINEES

DCA’s Amended and Restated Agreement and Declaration of Trust and DCW’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration of Trust”) provide that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year.

At the Meeting, each Board proposes the election of two Trustees. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the nominee named below. Each Board, including the Trustees who are not “interested persons” of the Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of each Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”), nominated J. Gibson Watson, III and John Mezger, both current Independent Trustees whose current terms will expire at the Meeting (the “Nominees”), to serve as Trustees. For DCW, if elected, each Nominee would serve until the consummation of the Reorganization or, if DCW or DCA stockholders do not approve the Reorganization, until his successor has been duly elected and qualified. For DCA, if elected, each Nominee would serve until his successor has been duly elected and qualified.

The names, addresses, ages and principal occupations during the past five years of each of the Nominees, and each other Trustee of the Funds are provided in the tables below.

TRUSTEES

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee
Current Trustees and Nominees for a Term Expiring at the Annual Meeting to be held in 2013 (DCA: Class II Trustees; DCW: Class III Trustees)

Independent Trustee/Nominee

J. Gibson Watson, III, CIMA® Age: 55	Since 2/21/06 (DCA); Since 5/22/07 (DCW)	Prima Capital Holding, Inc., President, Chief Executive Officer and Director (since 01/2000)	2	None

Independent Trustee/Nominee

John Mezger Age: 56	Since 8/17/05 (DCA); Since 5/22/07 (DCW)	Essential Investment Partners LLC, Director, Client Relations (since 2010); WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	2	None

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/ Trusteeships held by Trustee or Nominee for Trustee
Current Trustees for a Term Expiring at the Annual Meeting to be held in 2011 (DCA: Class III Trustees; DCW: Class I Trustees)

Interested Trustee(3)

David W. Agostine Age: 47	Since 9/30/07 (DCA and DCW)	Dividend Capital Investments LLC, President (05/2007 to 06/2009); formerly Intellect Integrated Electronics, Inc., Chief Executive Officer (03/2003 to 05/2007); formerly Janus Institutional, Managing Director (01/2000 to 03/2003)	2	None

Independent Trustee

Jonathan F. Zeschin Chairman of the Board Age: 56	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	Essential Investment Partners LLC, Partner (since 2009); Essential Advisers, Inc., President (since 06/2000); and JZ Partners LLC, Managing Partner, (since 08/1998)	2	Matthews Asia Funds, Trustee (11 Funds) (since 05/2007)

Current Trustee for a Term Expiring at the Annual Meeting to be held in 2012 (DCA: Class I Trustee; DCW: Class II Trustee)

Independent Trustee

Thomas H. Mack Age: 67	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	Thomas H. Mack & Co., Inc., President (since 01/1991)	2	None

(1)	The address for each of the Trustees and nominees is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	“Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.
(3)	Mr. Agostine is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with DCI.

Each of the Nominees has consented to being named in this Joint Proxy Statement/Prospectus and has indicated his intention to serve if elected. The Boards know of no reason why either of the Nominees will be unable to serve. Should either or both of the Nominees withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person as the Independent Trustees may designate.

Required Vote

The approval of the election of each of the Nominees to the Board of each Fund requires a plurality of the votes cast at the Meeting, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

Each Fund’s Board, including the Independent Trustees, recommends that shareholders vote “FOR” the Nominee as Trustee to each Fund’s Board of Trustees. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Funds

The following information relates to the executive officers of the Funds who are not also Trustees of the Funds.

Name, Age, Address(1) and Position with the Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Jeffrey Taylor President, Principal Executive Officer Age: 37	Since 8/20/09 (DCA); Since 8/20/09 (DCW)	Dividend Capital Investments LLC, President (since 06/2009) and Chief Operating Officer (since 12/2005); and Vice President of Business Services (02/2004 — 12/2005); Black Creek Group/Dividend Capital Group, Senior Vice President of Operations (since 03/2009)

Francis P. Gaffney Vice President, Treasurer and Principal Financial Officer Age: 53	Since 8/20/09 (DCA); Since 8/20/09 (DCW)	BTR Consulting, President (since 03/2009); Dividend Capital Securities, LLC, Senior Vice President, Director of Operations (03/2004 — 03/2009)

Gordon Taylor Chief Compliance Officer Age: 36	Since 11/20/2008 (DCA); Since 11/20/08 (DCW)	Dividend Capital Securities, LLC, Chief Compliance Officer (since 3/2006); Cambridge Investment Research, AVP, Director of Compliance (12/2003 — 3/2006)

Jami VonKaenel Vice President, Secretary Age: 32	Since 8/20/09 (DCA); Since 8/20/09 (DCW)	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004 — 10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 — 06/2004); and Accenture, Analyst (01/2001 — 01/2004).

(1)	The address for each of the executive officers is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	The term of each officer is indefinite at the discretion of the Board of Trustees.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this Joint Proxy Statement/Prospectus, that each person identified below should serve as a Trustee for each Fund.

J. Gibson Watson, III, CIMA®

Mr. Watson has been an Independent Trustee of DCA since February 21, 2006 and of DCW since May 22, 2007. In 2000, Mr. Watson founded Prima Capital Holding, Inc., a registered investment adviser that provides investment research, technology, and portfolio design to the wealth management and retirement industries. Mr. Watson currently serves as Prima Capital Holding’s President, Chief Executive Officer and Director. Before joining Prima, Mr. Watson served as National Managing Director for the Investment Advisory Services practice for KPMG LLP. Prior to his work there, he was Senior Vice President and Managing Director for Private Client Services at Portfolio Management Consultants. Previous to those roles, Mr. Watson served as Vice President of the Wealth Management division and the Denver Executive Financial Counseling office for the Asset Management Group. Mr. Watson is a graduate of Lafayette College, and earned his MA and MBA degrees from

Wake Forest University. In addition, Mr. Watson is a Certified Investment Management Analyst (CIMA®) designated by The Investment Management Consultants Association through the Wharton School of the University of Pennsylvania. He was selected to serve as a Trustee of the Funds based on his business, financial services, and investment management experience.

John Mezger

Mr. Mezger has been an Independent Trustee of DCA since August 17, 2005 and of DCW since May 22, 2007. Mr. Mezger has significant experience in the investment management business and currently serves as the Director of Client Relations for Essential Investment Partners, a registered investment advisor. In addition, Mr. Mezger is an experienced real estate developer, and presently serves as the manager for a number of real estate related enterprises that are focused on mixed-use and residential properties. As the developer of these projects, his responsibilities range from investment and financing to finished design and construction. Previously, Mr. Mezger served in various executive roles with Founders Asset Management, Janus Capital Corporation, Fidelity and NEL Pension Advisors, with a particular emphasis on institutional asset management programs. Mr. Mezger received a BA from the University of Rochester in 1976. He was selected to serve as a Trustee of the Funds based on his business, real estate, financial services, and investment management experience.

David W. Agostine

Mr. Agostine has been an Interested Trustee of both DCA and DCW since September 30, 2007. Mr. Agostine has over 20 years experience in the financial services industry. He served as DCI’s President from May 2007 until June 2009. Prior to joining DCI, he was Chief Executive Officer of Intellect Integrated Electronics, Inc. from 2003 to 2007 and Senior Vice President and Managing Director of Janus Capital Institutional from 1993 to 2003. He was selected to serve as a Trustee of the Funds based on his business, financial services, and investment management experience.

Jonathan F. Zeschin

Mr. Zeschin has been an Independent Trustee and Chairman of the Board of DCA since January 24, 2005 and of DCW since May 22, 2007. Mr. Zeschin has more than 30 years’ experience in the investment management business. In 2001, he founded an investment counsel and wealth management firm now known as Essential Investment Partners LLC, for which he is now a Partner. He previously held senior executive positions with Founders Asset Management, INVESCO and Stein Roe & Farnham. Mr. Zeschin also serves on the board of another mutual fund group, Matthews Asia Funds. He holds a masters of management degree from the Kellogg School of Management at Northwestern University and a BBA in accounting with distinction from the Ross School of Business at the University of Michigan. Mr. Zeschin is a CPA who has earned the Personal Financial Specialist designation and he is also a Certified Financial Planner™ Certificant. He was selected to serve as a Trustee of the Funds based on his business, financial services, accounting, and investment management experience.

Thomas H. Mack

Mr. Mack has been an Independent Trustee of DCA since January 24, 2005 and of DCW since May 22, 2007. Mr. Mack has served as President of Thomas H. Mack & Co., Inc., a consulting practice that works with investment management companies, investment product distribution companies, fund boards and related organizations, since 1991. He holds a Master of Business Administration from Harvard University, Graduate School of Business Administration and a Master of Science and Bachelor of Science, Summa Cum Laude from the University of California at Berkeley. He was selected to serve as a Trustee of the Funds based on his business, financial services, accounting, and investment management experience.

Ownership of Securities

As of December 31, 2009, the Funds’ Trustees and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Funds by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Funds as of December 31, 2009. The code for the dollar range of equity securities owned by the Trustees is: (A) $1 to $10,000; (B) $10,001 to $50,000; (C) $50,001 to $100,000; and (D) over $100,000.

Name of Trustee	Dollar Range of Common Shares In the DCA Total Return Fund	Dollar Range of Common Shares In the DCW Total Return Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
David W. Agostine	B	B	C

Independent Trustees
Thomas H. Mack	B	N/A	B
Jonathan F. Zeschin	B	N/A	B
John Mezger	N/A	N/A	N/A
J. Gibson Watson, III	N/A	N/A	N/A

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned any shares of DCI, Calamos, the principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with DCI, Calamos or the principal underwriter.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Boards. The Funds have engaged DCI and Calamos to manage the Funds on a day-to day basis. The Boards are responsible for overseeing DCI, Calamos and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ charters. The Boards are each currently composed of five members, four of whom are Independent Trustees. The Boards meet, generally in-person, at regularly scheduled quarterly meetings each year. In addition, the Boards may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board of each Fund has established a Nominating Committee, an Audit Committee and a Valuation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Jonathan F. Zeschin, an Independent Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with DCI, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by each Board from time to time. Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board’s leadership structure is appropriate given each Fund’s characteristics and circumstances. These include each Fund’s single portfolio of assets, each Fund’s single series of Fund shares, its net assets and the services provided by each Fund’s service providers.

Risk oversight forms part of each Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, each Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, DCI, Calamos, each

Fund’s Chief Compliance Officer, each Fund’s legal counsel and the independent registered public accounting firm for each Fund regarding risks faced by the Fund. Each Board, with the assistance of Fund management and DCI and Calamos, reviews investment policies and risks in connection with its review of each Fund’s performance. Each Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of each Board’s periodic review of each Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Fund Committees

Each Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Independent Trustees, who also are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds’ Adviser, principal underwriters and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Governance Committee charter (“Nominating Committee Charter”). The Nominating Committee Charters for DCA Total Return Fund and DCW Total Return Fund are identical except for each Fund’s name. A copy of the Nominating Committee Charter is attached hereto as Exhibit B. The members of each Fund’s Nominating Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and, as noted above, considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in each Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

Each Fund’s bylaws (Article III) also contain advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Nominating Committee and the Funds’ Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

Each Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of each Fund’s financial statements, the Funds’ compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Funds’ independent auditors, and the performance of the Funds’ internal control systems. The Audit Committee also serves as the Funds’ qualified legal compliance committee. The members of the Audit Committee for each Fund are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Board of Trustees has adopted a written charter for each Fund’s Audit Committee (“Audit Committee Charter”). The Audit Committee Charters for DCA Total Return Fund and DCW Total Return Fund are identical except for each Fund’s name. A copy of the Audit Committee Charter is attached hereto as Exhibit C.

Valuation Committee

Each Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Funds’ Valuation Committee (the “Valuation Committee Charter”). A copy of the Valuation Committee Charter for the Funds is attached hereto as Exhibit D. The Valuation Committee is established to oversee the implementation of the Funds’ pricing and valuation procedures and has the responsibility of determining the fair value of each of each Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

Board and Committee Meetings in Fiscal Year 2009

The Board and each committee met several times during the 2009 fiscal year as set forth on Exhibit E. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Boards of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Trustees c/o the Funds’ Secretary, at Dividend Capital Closed End Funds, Attn: Jami M. VonKaenel, 518 17th Street, 17th Floor, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by the Nominating Committee.

Trustee Attendance at Shareholder Meetings

The Funds have not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Taylor will preside over the Meeting. No Trustees attended the 2009 annual meetings of the Funds. It is not anticipated that the other Trustees will be present at this meeting.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by each Fund and the fund complex for the fiscal year ended December 31, 2009. Officers of the Funds and Interested Trustees are omitted from this table because they do not receive compensation from the Funds or the fund complex. The Independent Trustees do not receive any pension or retirement benefits from the Funds or the fund complex. Independent Trustees of the Funds receive from the Funds an annual retainer of $12,000 and a fee of $1,500 and reimbursement of related expenses for each in-person meeting of the Boards attended. Independent Trustees receive from the Funds a fee of $1,000 for each telephonic Board meeting attended. The Chairman of the Boards of Trustees receives from the Funds an additional annual retainer in the amount of $5,000. The annual retainer and meeting fees and expenses are allocated between the Funds based on average net assets.

Compensation Table

Fiscal Year Ended December 31, 2009

Name of Trustee	Aggregate Compensation From DCA	Aggregate Compensation From DCW	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees*
Jonathan Zeschin	$11,737	$12,763	N/A	N/A	$24,500
Thomas H. Mack	$9,356	$10,144	N/A	N/A	$19,500
John Mezger	$9,356	$10,144	N/A	N/A	$19,500
J. Gibson Watson, III	$8,882	$9,618	N/A	N/A	$18,500

*	A new Trustee compensation structure was approved by each Board in March 2009.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires each Fund’s officers and Trustees, Adviser, certain affiliates of DCI, and persons who beneficially own more than 10% of a registered class of each Fund’s securities (“Reporting Persons”), to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2009.

Information on Independent Registered Public Accounting Firm

Each Fund’s financial statements for the fiscal year ended December 31, 2009, have been audited by Tait, Weller & Baker LLP (“Tait Weller”), an independent registered public accounting firm. The Trustees have selected Tait Weller to serve as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2010.

KPMG was the independent registered public accounting firm of DCA and DCW from April 25, 2007 and May 22, 2007 (DCW’s inception of operations), respectively, to March 2, 2009.

Representatives of Tait Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire. Therefore, shareholders will not have the opportunity to ask questions of Tait Weller.

Audit Committee Report

The Audit Committee of each Board of Trustees normally meets at least twice during each full fiscal year. Each Audit Committee meets with the Funds’ Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter.

Pursuant to a meeting of the Audit Committee on February 24, 2010, the Audit Committee reports that it has: (i) reviewed and discussed the audited financial statements of each Fund with management; (ii) discussed with Tait Weller matters related to the conduct of the audit; (iii) obtain certifications of Tait Weller’s independence; (iv) recommend that the financial statements be included in the Funds’ annual reports; and (v) consider whether any non-audit services to be performed by Tait Weller are compatible with Tait Weller’s independence.

The members of each Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees of each Fund has determined that Jonathan F. Zeschin and Thomas H. Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). Each Audit Committee is in compliance with applicable rules of the NYSE for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by each Board. Members of each Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are in fact “independent.”

The members of each Fund’s Audit Committee, Jonathan Zeschin, Thomas Mack, John Mezger and J. Gibson Watson, III, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

DCA Audit Fees. The aggregate fees paid to Tait Weller and KPMG in connection with the annual audit of DCA for the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
12/31/09	$25,000	$0	$ 5,000	$0
12/31/08	$59,000	$0	$50,000*	$0

*	Indicates fees paid by DCI to KPMG for the preparation of a private letter ruling request filed by the Fund with the Internal Revenue Service (the “IRS”) in connection with the late filing of DCA’s tax return for the fiscal period ended December 31, 2007.

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal year ended December 31, 2009 and the fiscal year ended December 31, 2008, the aggregate non-audit fees billed by Tait Weller (and KPMG) of approximately $5,000 and $50,000, respectively, included non-audit services rendered on behalf of the Fund of approximately $5,000 and $50,000, respectively, and non-audit services rendered on behalf of DCA’s Adviser and any entity controlling, controlled by, or under common control with DCI that provides ongoing services to the Fund of approximately $0 and $0, respectively. These fees related to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by Tait Weller. The Audit Committee also pre-approves non-audit services performed by Tait Weller for DCI and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal years ended December 31, 2009 and December 31, 2008, Tait Weller (or KPMG) did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of DCA, DCI or entities controlling, controlled by or under common control with DCI that provide services to DCA.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for DCA’s fiscal years ended December 31, 2009 or December 31, 2008, on behalf of (i) DCA’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) DCA itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

DCW Audit Fees. The aggregate fees paid to Tait Weller and KPMG in connection with the annual audit of DCW for the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
12/31/09	$25,000	$0	$5,000	$0
12/31/08	$59,000	$0	$ 0	$0

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal year ended December 31, 2009 and the fiscal year ended December 31, 2008, the aggregate non-audit fees billed by Tait Weller (and KPMG) of approximately $5,000 and $0, respectively, included non-audit services rendered on behalf of the Fund of approximately $5,000 and $0, respectively, and non-audit services rendered on behalf of DCW’s Adviser and any entity controlling, controlled by, or under common control with DCI that provides ongoing services to the Fund of approximately $0 and $0, respectively. These fees related to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by Tait Weller. The Audit Committee also pre-approves non-audit services performed by Tait Weller for DCI and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal years ended December 31, 2009 and December 31, 2008, Tait Weller (or KPMG) did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of DCW, DCI or entities controlling, controlled by or under common control with DCI that provide services to DCW.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for DCW’s fiscal years ended December 31, 2009 or December 31, 2008 on behalf of (i) DCW’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) DCW itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PROPOSAL 2

APPROVE THE REMOVAL OF THE FUNDAMENTAL RESTRICTION REQUIRING EACH

FUND TO INVEST GREATER THAN 25% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY

Summary of the Proposal

The Boards are asking shareholders to vote on a proposal to approve the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of companies in the real estate industry.

The Boards believe the removal of the fundamental restriction requiring each Fund to invest greater than 25% of its total assets in securities of real estate companies benefits shareholders by enabling the Funds greater asset class allocation flexibility, which will in turn facilitate investment opportunities to be sourced from a wider universe of securities. This increased flexibility potentially enhances each Fund’s ability to achieve its investment objective of total return. Eliminating the requirement to invest at least 25% in the real estate industry will require each Fund to not invest greater than 25% in real estate securities measured at time of purchase, therefore each Fund will be precluded from making additional investments in real estate as long as each Fund has greater than 25% of its assets invested in the real estate industry. However, the Adviser believes that de-emphasizing real estate securities and further diversifying each Fund’s investments may help to mitigate concentration risk and NAV volatility.

Required Vote

Approval of Proposal 2 requires a 1940 Act Majority Vote. As used in this Joint Proxy Statement/Prospectus, 1940 Act Majority Vote requires a “majority of the outstanding voting securities” of each Fund and shall have the meaning for such phrase as set forth in the 1940 Act, that is, the affirmative vote of the lesser of (a) 67% or more of the Common Shares present or represented by proxy at the Annual Meeting or (b) more than 50% of the outstanding Common Shares.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

THE REORGANIZATION

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background of the Reorganization

Following shareholder meetings held March 16, 2009, the Funds changed their investment objectives and certain non-fundamental investment policies. This included changing their historic objectives of high current income with a secondary focus on capital appreciation to an objective of total return, eliminating the investment policies requiring at least 80% of managed assets to be invested in securities of real estate companies, removing any specific limitations regarding the Funds’ investment in foreign securities and modifying the dividend policies from a monthly level-rate payment to quarterly distributions. These changes result in global-oriented, total return Funds with investment strategies that may include investment in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments.

As a result of these changes, the investment strategies and securities portfolios of the Funds have become substantially similar. Given their similarities and significant overlap in investment portfolios the Boards believe shareholders of both Funds will benefit from the economies of scale to be realized by a merger. The total annual operating expense ratio of the combined fund after the Reorganization is expected to be lower than each Fund’s current total annual operating expense ratio, because the fixed expenses of the combined fund following the Reorganization will be spread over a larger asset base.

The Reorganization seeks to combine two similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is (i) registered as a non-diversified, closed-end management investment company under the 1940 Act, (ii) has an investment objective of total return, and (iv) is advised by DCI and sub-advised by Calamos.

Proposed Reorganization

In the Reorganization, DCA will acquire substantially all of the assets and assume substantially all of the liabilities of DCW in exchange for an equal aggregate value of DCA Common Shares. DCW will distribute DCA Common Shares to common stockholders of DCW and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The aggregate NAV (not market value) of DCA Common Shares received by DCW investors in the Reorganization will equal the aggregate NAV of DCW common stock held the business day prior to the Reorganization, less the portion of the costs of the Reorganization paid by DCW. DCA will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

Reasons For The Reorganization

The proposed Reorganization will combine the assets of the Funds by reorganizing DCW into DCA. In approving the Reorganization Agreement, the Board of Trustees of each Fund (each a “Board of Trustees”), including each Fund’s Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Trustees of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization. The Boards of Trustees of each Fund, including all of the Independent Trustees, considered the Reorganization at numerous meetings held in 2009 and 2010 and approved the Reorganization at a meeting held on June 23, 2010.

The primary factors considered by the Board of Trustees of each Fund with regard to the Reorganization included, but were not limited to, the following:

•	The fact that the investment objectives of DCA and DCW are identical and the investment strategies, restrictions and fundamental policies are substantially similar.

•	The fact that there is substantial overlap in the holdings of the Funds.

•

The expectation that the combined fund will offer economies of scale that should result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•	The expectation that the combined fund may benefit from certain portfolio management efficiencies.

•	The expectation that the combined fund may provide greater secondary market liquidity as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganization.

•

The opinion of counsel that no gain or loss will be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”).

•

The expectation that the combined fund may be able to use all of the larger Fund’s and a portion of the smaller Fund’s (both measured at the time of Reorganization) pre-Reorganization capital loss carryforwards to offset post-Reorganization capital gains realized by the combined fund, although the combined fund’s ability to use the smaller Fund’s pre-Reorganization capital losses will be significantly limited by operation of Section 382 of the Code.

•	The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

•	The fact that the Advisor recommended to each Board that they approve the Reorganization.

•	The expectation that the distribution policy with respect to frequency of payment of the combined fund will be the same as the current distribution policy of each of the Funds.

•	That the Reorganization also provides DCW stockholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

In considering the approval of the Reorganization Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Reorganization Agreement was in the best interest of each Fund and their shareholders.

Federal Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of DCW will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their DCW common shares solely for DCA common shares pursuant to the Reorganization. Additionally, DCW will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither DCA nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

Investment Objectives and Principal Investment Strategies

The Funds have the same investment objective and substantially similar investment strategies and restrictions. Each Fund seeks total return. Each Fund is a non-diversified fund. To pursue its objective, each Fund normally invests in a wide range of securities that may include common equity, preferred equity, debt securities and derivative instruments on a global basis.

Effect on Expenses

As a result of the Reorganization (and taking into effect certain reductions in expenses associated with the increase in net asset value of each Fund through December 31, 2009 as well as changes to the expenses paid to various service providers), total expenses paid by DCW and DCA stockholders are expected to decline from 2.52% for DCW and 2.42% for DCA (for the fiscal year ended December 31, 2009) to an estimated 1.58% in the combined Fund based on assets under management as of December 31, 2009 and excluding the one-time costs of the Reorganization.

Fee Table

The tables below (1) compare the estimated fees and expenses of each Fund, as of December 31, 2009, and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Reorganization occurred on December 31, 2009. The annual operating expenses of the Pro Forma combined fund are projections for a 12-month period, assuming combined net assets as of December 31, 2009. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Reorganization may differ from those in the tables below due to changes in net assets and expenses paid to various service providers from those at December 31, 2009.

The estimated expenses of DCA and DCW as of December 31, 2009 and pro forma expenses following the proposed Reorganization are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	DCW	DCA	Pro forma
	(Acquired Fund)	(Acquiring Fund)	(Combined Fund)
Management Fee	1.00%	0.85%	0.85%
Other Expenses	1.52%	1.57%	0.73%
Total Annual Fund Operating Expenses	2.52%	2.42%	1.58%
Net Annual Fund Operating Expenses	2.52%	2.42%	1.58%

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
DCW (Acquired Fund)	$25.51	$78.43	$133.96	$285.15
DCA (Acquiring Fund)	$24.51	$75.43	$128.97	$275.23
Pro Forma Combined Fund	$16.07	$49.86	$85.99	$187.60

Comparison of the Funds

The following comparison summarizes certain similarities and differences between DCW and DCA. If the Reorganization is approved, the factors below relating to DCA will apply, with the exception of Net Assets, which would reflect the combined Net Asset of the Funds.

	DCW	DCA
Organization	Each Fund is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the 1940 Act.

Fiscal Year End	Each Fund’s fiscal year end is December 31.

Investment Advisory and Administrative Fee

DCW pays DCI an annual management fee of 1.00% based on DCW’s average daily managed assets. DCI pays Calamos an annual management fee of 0.50% based on DCW’s average market value of the total assets of DCW managed by Calamos.

DCW pays DCI an annual administration fee of 0.05% based on DCW’s average daily managed assets and pays ALPS Fund Services, Inc. the greater of a minimum annual fee of $125,000 or 0.07% annually on average daily net assets of DCW.

DCA pays DCI an annual management fee of 0.85% based on DCA’s average daily managed assets. DCI pays Calamos an annual management fee of 0.50% based on DCA’s average market value of the total assets of DCA managed by Calamos

DCA pays DCI an annual administration fee of 0.05% based on DCA’s average daily managed assets and pays ALPS Fund Services, Inc. the greater of a minimum annual fee of $125,000 for DCA or 0.07% annually on average daily net assets of DCA.*

Net Assets as of June 1, 2010	$42.0 million	$45.6 million

Listing	NYSE under the symbol “DCW”	NYSE under the symbol “DCA”

Leverage	Each Fund may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act. Neither Fund has any leverage outstanding.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL RISKS

The following comparison summarizes the differences in the investment objectives, principal investment strategies, and principal risks of DCW and DCA. If the Reorganization is approved, the current investment objective, principal investment strategies, and principal risks of DCA will remain in effect (subject to the outcome of the shareholder vote with respect to DCA discussed in Proposal 2 above).

Investment Objectives

DCW	DCA	Differences
Total Return, consisting of both capital appreciation and current income.	Total Return, consisting of both capital appreciation and current income.	No material differences.

Principal Investment Strategies/Portfolio Composition

DCW	DCA	Differences
Investment Universe: The Adviser will strive to accomplish the investment objective by investing in common equity, preferred equity, debt securities and derivative instruments of both U.S. and non U.S. companies in a wide variety of industries including both real estate and non-real estate companies.	Investment Universe: The Adviser will strive to accomplish the investment objective by investing in common equity, preferred equity, debt securities and derivative instruments of both U.S. and non U.S. companies in a wide variety of industries including both real estate and non-real estate companies.	No material differences.

Common Stock: The Fund may invest in common stock. Common stock represents the residual ownership interest in the issuer.	Common Stock: The Fund may invest in Common stock.	No material differences.

Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.	Preferred Securities: The Fund may invest in preferred securities and convertible preferred securities.	No material differences.

Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.	Convertible Securities: The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.	No material differences.

DCW	DCA	Differences
Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.	Debt Securities: The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.	No material differences.

Mortgage-Related and Asset Backed Securities: The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, CMBS, CRE CDOs, CLOs and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.	Mortgage-Related and Asset Backed Securities: The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, CMBS, CRE CDOs, CLOs and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.	No material differences.

Credit Quality: The Fund may invest, without limitation, in securities that at the time of investment are rated below investment grade. Below investment grade securities are those rated lower than Baa by Moody’s Investors Service Inc. (“Moody’s”), lower than BBB by Standard and Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.	Credit Quality: With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody’s Investors Services Inc. (“Moody’s”), (BBB or lower) by Standard and Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.	No material differences.

Foreign Issuers: The Fund may invest without limit in securities of foreign issuers, including securities denominated in foreign currencies or in multinational currency units. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including total return swap agreements.	Foreign Issuers: The Fund may invest without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.	No material differences.

DCW	DCA	Differences
Forward Foreign Currency Contracts: In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.	Forward Foreign Currency Contracts: In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.	No material differences.

Illiquid Securities: The Fund may invest, without limit, in illiquid securities (i.e. securities that are not readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.	Illiquid Securities: The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.	No material differences.

Emerging Markets: The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.	Emerging Markets: The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.	No material differences.

DCW	DCA	Differences
Derivatives: Total Return Swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. In addition to its use of total return swaps, the Fund may use various other derivative instruments, including but not limited to, exchange-listed and over-the counter put and call options, futures contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. Derivative transactions may in certain circumstances produce effects similar to leverage.	Derivatives: The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.	No material differences.

DCW	DCA	Differences
Leverage: The Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.” If the Fund issues preferred shares, it anticipates limiting such leverage to 35% of the Fund’s total assets (including the proceeds of the leverage) immediately after the issuance of the preferred shares. If the Fund engages in borrowing, it anticipates limiting such leverage to 33 1/3% of the Fund’s total assets (including the proceeds of the leverage) immediately after such borrowing. However, the Fund reserves the right to utilize leverage in either manner to the extent permitted under the 1940 Act. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.	Leverage: The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.” The Fund may vary its use of leverage in response to changing market conditions and the Fund may significantly reduce or not utilize leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.	No material differences.

DCW	DCA	Differences
U.S. Government Securities: The Fund may invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.	U.S. Government Securities: The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.	No material differences.

DCW	DCA	Differences
Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.	Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.	No material differences.

DCW	DCA	Differences
Repurchase Agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.	Repurchase Agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.	No material differences.

DCW	DCA	Differences
Temporary Defensive Positions: When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.	Temporary Defensive Positions: When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.	No material differences.

Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	Cash Equivalents: The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	No material differences.

Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage, if any.	Interest Rate Hedging Transactions: The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.	No material differences.

Fundamental Investment Restrictions:

DCW	DCA	Differences
Senior Securities and Borrowing: The Fund may not issue senior securities or borrow money except to the extent permitted by the 1940 Act; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes.	Senior Securities and Borrowing: The Fund may not borrow money or issue senior securities except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”); provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes.	No material differences.

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities.	Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of securities.	No material differences.

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of real estate companies, including, but not limited to, real estate investment trusts (“REITs”) and securities secured by real estate or interests therein (including commercial mortgage-backed securities (“CMBS”) and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	Real Estate: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of real estate companies, including real estate investment trusts (“REITs”) and securities secured by real estate or interests therein (including commercial mortgage-backed securities (“CMBS”) and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	No material differences.

Lending: The Fund may not make loans, only as permitted under the 1940 Act, which may include, without limitation, the lending of securities held by it (but not to exceed a value of one-third of total assets), the use of repurchase agreements, and the purchase of debt securities, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”), commercial mortgage loan participations or assignments, or other securities.	Lending: The Fund may not make loans, except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, CMBS, commercial mortgages and mortgage loan participations.	No material differences.

DCW	DCA	Differences
Industry Concentration: The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in securities of companies in the real estate industry.	Industry Concentration: The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in securities of companies in the real estate industry.

No material differences.

Each Fund is proposing to remove the portion of this fundamental investment restriction requiring investment of greater than 25% of its Total Assets in securities of companies in the real estate industry. See Proposal 2 for further information.

Non-Fundamental Policies and Restrictions:

DCW	DCA	Differences
Other Investment Companies: The Fund may not invest in securities of registered investment companies, except that the Fund may (a) acquire securities of registered investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any registered investment company as part of a merger, consolidation, or similar transaction.	Other Investment Companies: The Fund may not invest in securities of other investment companies, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation, or similar transaction.	No material differences.

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.	Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.	No material differences.

Margin Transactions: The Fund may not purchase securities on margin, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	Margin Transactions: The Fund may not purchase securities on margin, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	No material differences.

Short Sales: The Fund may not engage in short sales except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	Short Sales: The Fund may not engage in short sales except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof, or any exemptions therefrom which may be granted by the SEC.	No material differences.

RISKS OF THE FUNDS

The Funds are non-diversified, closed-end management investment companies designed primarily as long-term investments and not as a trading vehicle. The Funds are not intended to be complete investment programs and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objectives. The following are the principal risks of investing in each Fund, and if the Reorganization is approved, the risks of DCA will remain in effect:

Investment Risk. An investment in each Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by each Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Each Fund may utilize leverage, which magnifies the market risk. See “Leverage Risk” below.

Real Estate Concentration Risk. Each Fund is proposing to remove the Fundamental Restriction requiring investment of greater than 25% of its Total Assets in the securities of real estate companies. If the proposal is approved by shareholders this risk will remain to the extent the Funds invest in real estate securities but may have a reduced relevance as compared to periods where the Funds had greater concentration in real estate securities. Because a substantial portion of each Fund’s Managed Assets will be concentrated in the real estate industry, the value of each Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in the global real estate industry. If the securities of real estate companies as a group fall out of favor with investors, each Fund could under-perform funds that have greater industry diversification.

General Real Estate Risk. Each Fund is proposing to remove the Fundamental Restriction requiring investment of greater than 25% of its Total Assets in the securities of real estate companies. If the proposal is approved by shareholders this risk will remain to the extent the Funds invest in real estate securities but may have a reduced relevance as compared to periods where the Funds had greater concentration in real estate securities. Because a substantial portion of each Fund’s Managed Assets will be concentrated in the real estate industry, your investment in each Fund will be closely linked to the performance of the real estate markets in which each Fund invests and subject to the risks related to real estate. In addition to general market conditions, the value of each Fund will be affected by the strength of the real estate markets in which each Fund invests. Each Fund will not invest in real estate directly, but only in securities issued by global real estate companies or mortgages backed by commercial real estate. However, because of each Fund’s concentration in the securities of companies in the real estate industry, each Fund is also subject to the risks associated with the direct ownership of real estate, including:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses, including insurance;

•	changes in laws, including zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liabilities to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in market values and the appeal of properties to tenants; and

•	changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Although certain real estate companies may carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with customary policy specifications, limits and deductibles, such insurance is not uniform among real estate companies. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect each Fund’s investment performance.

Many real estate companies utilize leverage, which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Environmental Risk. Each Fund is proposing to remove the Fundamental Restriction requiring investment of greater than 25% of its Total Assets in the securities of real estate companies. If the proposal is approved by shareholders this risk will remain to the extent the Funds invest in real estate securities but may have a reduced relevance as compared to periods where the Funds had greater concentration in real estate securities. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Equity Securities Risk. The value of the U.S. and foreign equity securities in which each Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect each Fund’s net asset value per share, which will fluctuate as the value of the securities held by each Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by each Fund. Also, the price of equity securities are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by each Fund.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If each Fund owns a preferred security that is deferring or omitting its distributions, each Fund may be required to report income for U.S. federal tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Call Risk. Preferred securities may be redeemed beginning on their call date. If securities are called, each Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by each Fund.

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Adviser or Sub-Adviser believes that doing so would be consistent with each Fund’s investment objectives and policies. Since the market for these instruments would be new, each Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Debt Risk. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities

Credit Risk. Credit risk is the risk that a security in each Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

Real Estate Credit Risk. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Default Risk. Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. Each Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, each Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Market interest rates for investment grade fixed income securities in which each Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of each Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Asset-Backed Securities Risk. Each Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Each Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the each Fund.

Certain structured products may be thinly traded or have a limited trading market. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and CDOs may be characterized by each Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. DCA’s current investment in equity tranches of CLO’s are particularly subject to these risks.

Mortgage-Related and Other Real EstateAsset-Backed Securities Risk. Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.

The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinate CMBS and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate CMBS and CRE CDOs will not be fully paid. Subordinate securities of CMBS and CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.

Commercial Mortgage Loan Risk. Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that may be greater than similar risks associated with loans made on the security of single family residential property.

The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by each Fund, each Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on each Fund’s cash flow from operations and limit amounts available for distribution to stockholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on each Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, each Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy each Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to each Fund’s loan, or in the event of a borrower bankruptcy, each Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, each Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Below Investment Grade Securities Risk. Each Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser or Sub-Adviser to be of comparable quality.

Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and each Fund’s ability to achieve its investment objectives may, to the extent each Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if each Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and each Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which each Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of each Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.

Reinvestment Risk. Each Fund, directly and/or through its investment in debt securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Smaller Company Risk. Each Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies’ stock.

Foreign Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

•	different legal systems and less government supervision;

•	the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

•	restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of each Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. Each Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in foreign securities will expose each Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which each Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

From time to time, certain of the companies in which each Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, each Fund will be indirectly subject to those risks.

These risks are more pronounced to the extent that each Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.

As a result of these potential risks, the Adviser or Sub-Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Each Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, have had no or limited prior experience.

Emerging Markets Risk. Each Fund may invest in securities of issuers located or doing business in developing or emerging market countries. Foreign securities risk may be particularly high to the extent that each Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:

•	greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

•	the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

•	certain national policies which may restrict each Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on market conditions and on the prices and yields of securities in each Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities and increase the costs and expenses of each Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Foreign Currency Risk. Although each Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when each Fund invests in foreign securities, it will be subject to foreign currency risk, which means that each Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Each Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which each Fund may invest, currency hedging opportunities may not be available.

Restricted and Illiquid Securities Risks. Illiquid securities may be difficult to dispose of at a fair price at the times when each Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s or Sub-Adviser’s judgment as to value will often be given greater weight than market quotations, if any, exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by each Fund’s Board, including the use of outside pricing services. Investment of each Fund’s capital in illiquid securities may restrict each Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each Fund’s operations require cash and could result in each Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit each Fund’s ability to dispose of them and may lower the amount each Fund could realize upon their sale. To enable each Fund to sell its holdings of a restricted security not registered under the 1933 Act, each Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by each Fund with the issuer at the time each Fund buys the securities. When each Fund must arrange registration because each Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that each Fund could sell it. Each Fund would bear the risks of any downward price fluctuation during that period.

Leverage Risk. Each Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose each Fund to financial leverage. Preferred shares issued by each Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase each Fund’s exposure to declines in cash flows from and decreases in market values of each Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s or Sub-Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by each Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Each Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce each Fund’s total return.

The rights of lenders and holders of preferred shares and debt securities issued by each Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.

The terms of any preferred shares issued by each Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on each Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on each Fund’s portfolio composition or on its use of various investment techniques or strategies. Each Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by each Fund. These requirements may have an adverse effect on each Fund. For example, limitations on each Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for U.S. federal tax purposes. To the extent necessary, each Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require each Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser or Sub-Adviser in managing each Fund’s portfolio in accordance with each Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”

While each Fund may from time to time consider increasing or reducing leverage in response to actual or anticipated changes in market conditions and interest rates there can be no assurance that each Fund’s leverage strategy will benefit the holders of common shares. Changes in market conditions and the future direction of interest rates are very difficult to predict accurately. If each Fund were to change its leverage strategy based on a prediction about future market conditions and/or changes to interest rates, and that prediction turned out to be incorrect, the leverage strategy would likely negatively impact the income and/or total returns to holders of common shares relative to the circumstance where each Fund had not changed its leverage strategy.

Each Fund may also enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When each Fund uses derivatives for leverage, investments in each Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Each Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. Each Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that each Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that each Fund may not enter into any such transaction if each Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, each Fund may perform as if it is leveraged.

Some of each Fund’s portfolio securities, including real estate company securities, asset-backed securities and the securities of other investment companies, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by each Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of each Fund’s common shares and the returns to the holders of common shares.

Total Return Swaps and Other Derivatives Risk. Small investments in derivatives, including total return swaps, can have a significant impact on each Fund’s exposure to fluctuations in security prices, interest rates or currency exchange rates. For example, if the price of the stock underlying a total return swap declines, each Fund’s net asset value would suffer. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative’s value do not correspond to changes in the value of each Fund’s other investments, each Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on the Adviser’s or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require each Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation each Fund can realize on an investment or may cause each Fund to hold a security that it might otherwise sell. Additionally, amounts paid by each Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to each Fund for investment purposes. Certain derivatives may be more difficult to value accurately than conventional securities, and may require the use of models or other indirect methods of valuation.

By utilizing total return swap agreements and other derivative instruments, each Fund may be susceptible to additional risks, similar to those associated with direct investment in securities of the underlying companies. In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by each Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in each Fund’s recognition of income prior to the receipt of the corresponding cash. In some market scenarios, each Fund may recognize income and never receive the corresponding cash. This outcome could result in each Fund having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser or Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of each Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser or Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. Each Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if each Fund purchases a default option on a security, and if no default occurs with respect to the security, each Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, each Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

Certain Tax Risks Associated With Derivatives. Rules governing the U.S. federal income tax aspects of certain derivatives, including total return equity swaps, credit default swaps and other credit derivatives, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of each Fund as a regulated investment company might be affected. In addition, the use of swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by each Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in each Fund’s recognition of income prior to the receipt of the corresponding cash. Thus, a larger portion of each Fund’s distributions may be treated as ordinary income than would have been the case if each Fund did not enter into derivatives and, as a consequence of its use of derivatives, each Fund may under certain circumstances be required to sell securities or borrow cash in order make sufficient distributions to avoid paying U.S. federal income tax or excise tax. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which each Fund will be able to engage in certain transactions involving derivatives.

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by each Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Transactions Risk. Each Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short- term interest rates. A decline in interest rates may result in a decline in net amounts receivable by each Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by each Fund to the counterparty under the swap), which may result in a decline in the net asset value of each Fund.

U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in each Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when each Fund’s average maturity is longer, under certain market conditions each Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Tax Risk. Each Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in U.S. federal tax laws and Treasury Regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2010 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of each Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of each Fund as a regulated investment company might be affected. If each Fund were to fail to qualify as a regulated investment company in any year, then each Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which each Fund will be able to engage in certain transactions involving derivatives.

The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of each Fund’s taxable income or gains. In such an event the amount of each Fund’s taxable distributions may either increase or decrease.

In addition, each Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for each

Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of each Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Each Fund may invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and may also affect the amounts that must be distributed to shareholders. Further, in some cases each Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.

Under the Code certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of each Fund’s net investment income to be distributed to its shareholders as ordinary income.

Non-Diversified Risk. Each Fund is classified as a “non-diversified” investment company under the 1940 Act, which means each Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve each Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See “Taxation.” To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund’s total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which each Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of each Fund’s total assets will be invested in cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of each Fund’s total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because each Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in each Fund presents greater risk to shareholders than an investment in a diversified company. Each Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. Each Fund cannot predict whether the common shares will trade at, above, or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by each Fund.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by each Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by each Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of each Fund’s portfolio.

Portfolio Turnover Risk. Each Fund may engage in frequent and active trading of portfolio securities. As a result, each Fund’s annual portfolio turnover rate may vary greatly from year to year. Each Fund’s annual portfolio turnover rate may exceed 100 percent. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by each Fund. High portfolio turnover may result in the realization of net short-term capital gains by each Fund which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the global real estate sector or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the securities in which each Fund invests. In addition, during 2008 and 2009, U.S. and international markets experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the above risks may be increased. Continuing market problems may have adverse effects on each Fund.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser or Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions. Certain provisions of each Fund’s Declaration of Trust could have the effect of limiting the ability of entities or persons to acquire control of each Fund or to modify each Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of each Fund to an open-end investment company.

MANAGEMENT OF THE FUNDS

Information About Trustees and Officers

The business and affairs of DCA and DCW are managed under the direction of each Fund’s Board of Trustees. The same individuals serve as the Trustees and officers of both DCA and DCW. Information pertaining to the Trustees and officers of the Funds is set forth under “Proposal 1” above.

Investment Adviser and Sub-Adviser

Adviser

DCI, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to each Fund. The Adviser directs the investment of the Fund’s assets, subject at all times to the supervision of the Fund’s Board. The Adviser conducts investment research and supervision for the Fund and oversees the Funds’ sub-advisor(s). The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser. In addition to the Funds, DCI may provide investment management and advisory services to other investment vehicles and accounts of institutional and individual clients.

Sub-Adviser

Calamos, located at 2020 Calamos Court, Naperville, Illinois 60563, serves as the investment sub-adviser to each Fund. The Sub-Adviser provides investment advice with respect to a portion of each Fund’s assets, as determined by the Adviser. The Sub-Adviser is a Delaware limited liability company that was formed in 2004 after a restructuring of the company in connection with an initial public offering and has been registered with the SEC as an investment adviser since 1987. In addition to the Funds, the Sub-Adviser may provide investment management and advisory services to other investment vehicles and accounts of institutional and individual clients.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, DCI and Calamos have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of their respective codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

The Funds’ Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Funds’ code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

The Adviser’s or if authority and responsibility has been delegated, the Sub-Adviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Exhibit G and Exhibit H, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-866-324-7348, (2) on each Fund’s website at www.dcclosedendfunds.com and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS OF THE FUNDS

Portfolio Management

Adviser

DCI’s investment committee (“Investment Committee”) is charged with the overall management of both Funds’ portfolios, including the development and implementation of overall portfolio strategy and the day-to-day management of the portion of each Fund’s assets under DCI’s direct management. Members of the Investment Committee include: (1) Mr. Jeffrey Taylor, President and Chief Operating Officer of DCI; and (2) Mr. Jeffrey Randall, Vice President and Portfolio Manager of DCI (collectively, the “Committee Members”).

Biographical information regarding DCI’s Committee Members is set forth below:

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Jeffrey Randall, CFA. Mr. Randall is Vice President and Portfolio Manager for DCI. In addition to his position with DCI, Mr. Randall is also a Vice President of Dividend Capital Total Realty Trust Inc. and a Vice President of Black Creek Group LLC. Prior to joining DCI in January 2008, Mr. Randall was Senior Analyst at A.G. Edwards & Sons, where he focused on the public lodging sector. While at A.G. Edwards, Mr. Randall was often quoted in numerous print media publications and was featured on CNBC, BloombergTV and Nightly Business Report for his views on the REIT industry. In May 2007, he was ranked 3rd by Forbes/StarMine for earnings estimates among all REIT analysts. Prior to joining A.G. Edwards in 2004, Mr. Randall was an Associate Analyst at JMP Securities, where he followed the hotel/resort and restaurant industries. He has over ten years experience in the financial industry and 15 years experience in the real estate industry. Mr. Randall has also held positions with Deloitte & Touche, Duff & Phelps, and Arthur Andersen, where he practiced as a Certified Public Accountant. Mr. Randall received his Bachelor of Science in Accounting from the University of Colorado and his Master of Business Administration in Finance from the University of Southern California.

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Jeffrey Taylor, CFA. Mr. Taylor is the President and Chief Operating Officer of DCI. In addition to his position with DCI, Mr. Taylor is also the Senior Vice President of Operations for Black Creek Group LLC. Prior to joining DCI in 2004, he served in various positions with INVESCO Funds Group, most notably as product manager and manager of marketing and business analytics, where he was responsible for the development of the company’s portfolio review and product rationalization processes, as well as strategic business analysis and planning initiatives. Mr. Taylor holds a bachelor’s degree from Pennsylvania State University and an Masters of Business Administration from the University of Colorado at Denver.

Sub-Adviser

Calamos employs a team approach to portfolio management, led by the Co-CIOs and comprised generally of the Co-CIOs, directors, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members, including the Co-CIOs and senior strategy analysts, may each make trading decisions guided by each Fund’s investment objective and strategy.

While day-to-day management of each Fund is a team effort, the Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for the portion of each Fund’s assets under Calamos’ management and work with all team members in developing and executing each Fund’s investment program. Each is further identified below.

Biographical information regarding the Calamos’ portfolio management team is set forth below:

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John P. Calamos, Sr. and Nick P. Calamos, Co-CIOs of Calamos Advisors, generally focus on firmwide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes.

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Nick P. Calamos, Co-CIO of Calamos Advisors, also focuses on portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings. As Co-CIOs, Messrs, John P. Calamos, Sr. and Nick P. Calamos direct the team’s focus on macro themes, upon which the portfolio’s strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Co-CIOs and the senior strategy analysts. John Calamos, Jr., Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Bryan Lloyd, Dino Dussias, Chris Hartman and Joe Wysocki are each senior strategy analysts.

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During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and chairman, CEO and Co-CIO of Calamos Advisors and its predecessor company, and Nick P. Calamos has been Vice President and Trustee of the Trust (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Bryan Lloyd joined Calamos in October 2003 and has been a senior strategy analyst since June 2006. Dino Dussias joined Calamos in October 1995 and has been a senior strategy analyst since April 2007. Chris Hartman joined Calamos in February 1997 and has been a senior strategy analyst since May 2007. Joe Wysocki joined Calamos in October 2003 and has been a senior strategy analyst since February 2007.

Other Accounts Managed by Portfolio Managers

Adviser

The following table provides information about the other registered investment companies, other pooled investment vehicles and other accounts managed by DCI’s Committee Members who are primarily responsible for the day-to-day management of any other portfolio as of December 31, 2009:

		Number of All Other Accounts	Total Assets of All Other Accounts (in millions)
Mr. Jeffrey Randall:	Other Registered Investment Companies	1	$43
	Other Pooled Investment Vehicles	0	$—
	Other Accounts	1	$73

Mr. Jeffrey Taylor:	Other Registered Investment Companies	1	$43
	Other Pooled Investment Vehicles	0	$—
	Other Accounts	1	$73

None of the accounts listed above have all or a portion of their advisory fee based on performance of the account.

Sub-Adviser

The following table provides information about the other registered investment companies, other pooled investment vehicles and other accounts managed by the Calamos’ Portfolio Management team who are primarily responsible for the day-to-day management of any other portfolio as of December 31, 2009:

		Number of All Other Accounts	Total Assets of All Other Accounts (in millions)
Mr. John P. Calamos Sr.:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Nick P. Calamos:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. John P. Calamos, Jr.:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Jeff Scudieri:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Jon Vacko:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. John Hillenbrand:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Steve Klouda:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Bryan Lloyd:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Dino Dussias:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Christopher Hartman:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Mr. Joe Wysocki:	Other Registered Investment Companies	25	$24,403
	Other Pooled Investment Vehicles	12	$1,005
	Other Accounts	14,972	$7,305

Number of Accounts and Assets for which the Advisory Fee received by Calamos is performance based as of December 31, 2009:

		Accounts	Assets (in Millions)
Mr. John P. Calamos Sr.	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Nick P. Calamos	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. John P. Calamos, Jr.	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Jeff Scudieri	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Jon Vacko	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. John Hillenbrand	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Steve Klouda	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Bryan Lloyd	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Dino Dussias	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Christopher Hartman	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Mr. Joe Wysocki	Registered Investment Companies	3	$306
	Other Pooled Investment Vehicles	2	$19
	Other Accounts	0	$—

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the Committee Members’ management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index the Funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Registrant Trades. A potential conflict of interest may arise as a result of the Committee Members’ management of each Fund’s portfolio. Because of their position with DCI and the Funds, the Committee Members know the size, timing and possible market impact of Each Fund’s trades. It is theoretically possible that the Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of a Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or both of the Funds as well as other accounts managed by a Committee Member, but may not be available in sufficient quantities for each of the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DCI’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and DCI’s investment outlook. DCI has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of each Fund and certain other accounts, including investment opportunity allocation issues.

Portfolio Management Team Compensation

Adviser

The objective of DCI’s portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the real estate management, and mutual fund/investment advisory market relative to DCI’s size and geographical location. Committee Members participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Committee Member compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.

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Base Salary. Each Committee Member is paid a base salary by DCI or one of its related companies. In setting the base salary, DCI’s intention is to be competitive in light of a Committee Member’s experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

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Annual Bonus. Each Committee Member is eligible to receive from DCI or one of its related companies an annual cash bonus that may be equal to as much as 200% of his annual base salary. This bonus is determined by a Committee Member’s contribution to investment management results consistent with the Registrant’s stated objectives as well as other qualitative and quantitative factors taken into consideration.

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Long-Term Incentive Program. Each Committee Member has the potential to participate in a long-term incentive program which may include an equity ownership program in DCI or one of its related companies. Equity ownership is awarded based on individual contributions to DCI’s business and the long-term potential of that individual to DCI.

Sub-Adviser

As of October 31, 2009, Calamos Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Advisors. Each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus. Both compensation components are payable in cash and the target bonus is set at a percentage of the base salary. The target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. is 600%, 500% and 300%,

respectively. Each Team Leader has a maximum annual bonus opportunity of 150% of their target bonus. Also, due to their ownership and management positions with Calamos Asset Management, Inc., additional multiple corporate objectives are utilized to determine the target bonus. For 2009, the additional corporate objectives were distribution effectiveness, as measured by redemption rates and sales growth; investment performance, as measured by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; income growth, as measured by operating margin and return on invested capital and the corporate investment portfolio; shareholder return, relative to the industry peer group; and management evaluation, based upon several factors including direct operating expenses, product rationalization, distribution platform improvement, efficiency and productivity, corporate culture and key talent retention.

As of October 31, 2009, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, Bryan Lloyd, Dino Dussias, Chris Hartman and Joe Wysocki receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and long-term incentive awards. Each of these associates has a bonus range opportunity which is expressed as a percentage of base salary. Each of these associates is also eligible for discretionary long-term incentive awards, however these awards are not guaranteed from year to year. Long-term incentive awards consist of restricted stock units or a combination of restricted stock units and stock options.

Portfolio Manager Securities Ownership

The following table shows the dollar range of shares of each Fund owned by DCI’s Committee Members and Calamos’ portfolio management team as of December 31, 2009.

Adviser

Name	$0	$1-$10,000	$10,001-$50,000
Mr. Randall		X
Mr. Taylor			X

Sub-Adviser

As of December 31, 2009 Calamos portfolio management team has no holdings in the fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Trustees, DCI and Calamos (each an “Adviser” and together, the “Advisers”) are responsible for decisions to buy and sell securities for the portions of the Funds’ assets under their respective management and negotiation of their brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Funds of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Funds intend to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which the Funds’ Trustees and/or officers are affiliated. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. As such, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and subject to such policies and procedures as the Trustees may determine, the Advisers may cause each Fund to pay a broker or dealer that provides brokerage and research services to an Adviser an amount of commission for effecting a securities transaction for each Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. An Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

The investment management fee paid by each Fund to an Adviser is not reduced as a consequence of the Adviser’s receipt of research and investment information provided by executing brokers; however, the Adviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to an Adviser in serving both the Funds and other clients of the Adviser; accordingly, not all of the research provided by brokers through which each Fund effects securities transactions may be used by an Adviser in connection with the Fund.

The Advisers may also select brokers to execute portfolio transactions. In the over-the-counter market, the Funds will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

The Funds may not buy securities from, or sell securities to, an affiliate acting as principal. The Funds’ Boards have adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which affiliates are participants.

DIVIDENDS AND DISTRIBUTIONS

Distributions

The dividends and distribution policy of the Funds are identical but vary in amount per share. The dividends and distribution policy of DCA, as described below, will be such policy for the combined fund.

The Funds intend to make dividend distributions each quarter to shareholders. The dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for U.S. federal income tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.

Dividend Reinvestment Plan

Each Fund maintains a Dividend Reinvestment Plan (the “Plan”) commonly referred to as an “opt out” plan. Each of the Funds’ shareholders will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent for shareholders pursuant to the Plan (the “Plan Agent”), unless such shareholder elects to receive cash. Shareholders will have their dividends and distributions reinvested in additional common shares purchased in the open market or issued by each Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

The Plan Agent serves as agent for the shareholders in administering the Plan. After a Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of common shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten business days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant’s instructions, common shares will be sold and the proceeds sent to the participant less a $15.00 fee and less estimated brokerage commissions of $0.10 per share and any applicable taxes.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders’ meetings of each Fund will include those common shares purchased as well as common shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Common shares may be purchased through any of the Underwriters, acting as broker or, after the completion of this offering, dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by each Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

Experience under the Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800)-432-8224.

TAXATION

The following discussion offers only a brief outline of certain U.S. federal income tax consequences of investing in the Funds. It is based on the Code, applicable Treasury Regulations, judicial authority, and the administrative rulings and practice, all as of the date hereof, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Funds may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents,

(ii)	U.S. corporations,

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source, or

(iv)	a trusts, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are not subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering an investment should consult their own tax advisors regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

You are urged to consult with your tax advisors as to the particular U.S. federal tax consequences to you of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “Capital Gains Dividends.”

by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more “qualified publicly traded partnerships” and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. With respect to income derived from a partnership, such income will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year — for example, because it was not sufficiently diversified under the applicable Code tests — the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and a penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, a Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in

Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders for taxable years beginning before January 1, 2011. No Fund expects a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Each Fund may invest in non-U.S. securities that are PFIC shares. In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, the Fund could potentially mitigate the adverse U.S. federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

When a Fund invests in non-U.S. securities, it may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on such non-U.S. securities. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow such Fund’s shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for U.S. federal income tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Constructive Sales

The so-called “constructive sale” provisions of the Code apply to activities by a Fund that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale, a swap contract or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles

The options transactions that each Fund enters into may result in “straddles’ for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of that Fund for the taxable year in which such losses are realized. Losses prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense incurred or continued to purchase or carry any positions that are part of a straddle. The U.S. federal tax consequences to a Fund holding straddle positions may be further affected by various elections provided under the Code and Treasury Regulations.

Options and Section 1256 Contracts

The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, a Fund’s investment in so-called “Section 1256 contracts,” such as certain option transactions as well as futures transactions and transactions in foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and in the case of marked-to-market foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the distribution requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that a Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the excise tax.

Swaps and Other Notional Principal Contracts

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If a Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to U.S. federal income tax on its net income and capital gains at regular corporate income tax rates. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions involving derivatives.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by each Fund for U.S. federal income tax purposes, as well as the amount and timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. Thus, a larger portion of each Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into derivatives and, as a consequence of its use of derivatives, the Fund may under certain circumstances be required to sell securities or to borrow cash in order to make sufficient distributions to avoid paying U.S. federal income tax or excise tax.

The U.S. federal income tax treatment of swap agreements and other derivatives may be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of each Fund’s taxable income or gains. In such an event the amount of each Fund’s taxable distributions may increase or could be reduced and the Fund’s ability to maintain its rate of distributions could be affected.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though a Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to that Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Recently Enacted Legislation

For tax years beginning after 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

NET ASSET VALUE

Each Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by DCI to be over the counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

With respect to single security total return swaps in which the “referenced security” is traded on a national securities exchange, the referenced security is valued as described above. In the event market quotations are not readily available for the referenced security, the “fair value” of the referenced security will be determined as described below. In addition to the price information on the referenced security, each Fund will confirm the daily receivable/payable balances from the swap counterparty in order to verify proper accrual information. The receivable/payable information and daily price are the factors in determining the value of the swap.

When closing market prices or market quotations are not readily available or are considered by DCI to be unreliable, the Fund may use a security’s fair value, as determined pursuant to procedures adopted by each Fund’s Board. Additionally, if DCI believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

Certain fixed income obligations having remaining maturities greater than 60 days, for which there are no readily available market quotations or sales information (including, but not limited to, CLOs, CMBS, CRE CDOs and other real estate asset-backed securities and commercial loan participations), are valued by independent pricing services or assigned a value based on a daily quote obtained from a broker/dealer. The pricing methodologies used by such independent pricing services and broker/dealers are reviewed and approved by each Fund’s Board. The prices provided by independent pricing services and broker/dealers take into account institutional size trading in similar groups of securities, relevant market factors and any developments related to specific securities.

BENEFICIAL OWNERSHIP

As of December 31, 2009, to the knowledge of the Funds, no person owned beneficially or of record 5% or more of any class of shares of either Fund.

SHARE PRICE DATA

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market prices may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below net asset value per share.

The following table sets forth the quarterly high and low closing share price for each Fund’s common shares on the NYSE and the corresponding net asset value and discount or premium to net asset value per share for the corresponding day for the last two full fiscal years of each Fund and the current fiscal year to date.

DCA Total Return Fund

	Quarterly High Closing Price			Quarterly Low Closing Price
Quarter Ended	NYSE Price	NAV Per Share	Premium / Discount	NYSE Price	NAV Per Share	Premium / Discount
3/31/2008	$9.40	$8.48	10.85%	$6.15	$6.38	-3.61%
6/30/2008	$8.61	$6.98	23.35%	$5.27	$6.24	-15.54%
9/30/2008	$5.19	$6.13	-15.33%	$3.13	$4.83	-35.20%
12/31/2008	$3.49	$4.65	-24.95%	$1.10	$1.89	-41.80%
3/31/2009	$2.12	$2.50	-15.20%	$0.89	$1.54	-42.21%
6/30/2009	$1.92	$2.24	-14.29%	$1.24	$1.77	-29.94%
9/30/2009	$2.08	$2.59	-19.69%	$1.53	$2.10	-27.14%
12/31/2009	$2.50	$2.75	-9.09%	$1.92	$2.57	-25.29%
3/31/2010	$2.92	$3.37	-13.35%	$2.10	$2.70	-22.22%

DCW Total Return Fund

	Quarterly Closing High Price			Quarterly Closing Low Price
Quarter Ended	NYSE Price	NAV Per Share	Premium / Discount	NYSE Price	NAV Per Share	Premium / Discount
3/31/2008	$14.25	$12.75	11.76%	$9.91	$9.97	-0.60%
6/30/2008	$13.13	$12.23	7.36%	$9.64	$9.98	-3.41%
9/30/2008	$9.46	$9.95	-4.95%	$4.68	$6.36	-26.42%
12/31/2008	$5.24	$6.38	-17.81%	$1.85	$3.26	-43.25%
3/31/2009	$4.03	$4.51	-10.64%	$1.81	$3.15	-42.54%
6/30/2009	$3.70	$4.69	-21.11%	$2.42	$3.49	-30.66%
9/30/2009	$4.14	$5.45	-24.03%	$3.21	$4.44	-27.70%
12/31/2009	$4.74	$5.76	-17.71%	$3.94	$5.37	-26.63%
3/31/2010	$4.90	$5.93	-17.37%	$4.23	$5.43	-22.10%

On June 1, 2010, each Fund’s net asset value per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows.

	Net Asset Value per Share	NYSE Closing Price	Premium/Discount
DCA	$3.22	$2.66	-17.39%
DCW	$5.54	$4.42	-20.22%

ADDITIONAL INFORMATION ABOUT THE FUNDS

Except as otherwise provided, each Fund’s investment policies are not fundamental and may be changed by the Boards without the approval of the shareholders; however, each Fund will not change its non-fundamental investment policies without written notice to shareholders. In addition, except as otherwise provided, each Fund may invest in the following types of securities and instruments without limit.

Investments in Real Estate Securities

Each Fund is proposing to remove the Fundamental Restriction requiring investment of greater than 25% of its Total Assets in the securities of real estate companies. If the proposal is approved by shareholders this investment policy will be removed, however the Funds may continue to invest in real estate securities in an amount up to 25% of each Funds’ Total Assets. Each Fund will invest greater than 25% of its total assets in securities of companies in the real estate industry. Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligations (“CRE CDOs”) and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, each Fund may invest in Real Estate Securities of issuers located or doing business in both developed and emerging market countries. For purposes of each Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITs and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-back securities and/or execute real estate financings or securitizations.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.”

Preferred Securities

Each Fund may invest in preferred securities. The taxable preferred securities in which each Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Code and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from each Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income).

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which each Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting industries in which the respective company operates and by actual and anticipated changes in U.S. federal income tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, each Fund’s holdings of higher rate paying fixed rate preferred securities may be reduced and each Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid Preferred Securities. The hybrid preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted “flat,” (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.

Convertible Securities and Synthetic Convertible Securities

Each Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Each Fund may invest in convertible securities of any rating. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income -producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Debt Securities

Each Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

Asset-Backed Securities and Residential Mortgage-Related Securities

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CDOs are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Each Fund may invest in both “equity” and senior tranches. As of June 30, 2010, DCA has investments of     % of its net assets in equity tranches of CLOs.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Commercial Mortgage-Backed Securities

Each Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

Each Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Commercial Real Estate Collateralized Debt Obligations

Each Fund may invest in commercial real estate CDOs or “CRE CDOs.” A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class. Each Fund may invest in both “equity” and senior tranches.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Fund invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) Each Fund may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Mortgage Loans

Each Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans are secured by multifamily or other types of commercial property. Each Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property. The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by a Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to stockholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, a Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Commercial mortgage loans are considered to be debt securities for purposes of each Fund’s investment restriction relating to the lending of its funds or assets.

Below Investment Grade Securities

Each Fund may invest, without limit, in preferred securities and debt securities rated below investment grade, such as those rated below Baa by Moody’s or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser or Sub-Adviser to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Below investment grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for each Fund to sell certain securities or could result in lower prices than those used in calculating each Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser or Sub-Adviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

Restricted and Illiquid Securities

Each Fund may invest, without limit, in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between a Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, a Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Each Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by a Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser or Sub-Adviser will monitor carefully each Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, each Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Foreign Securities

Each Fund may invest, without limit, in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or Sub-Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions

Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Fund. Each Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by each Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser or Sub-Adviser has not yet selected specific investments.

Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the Adviser or Sub-Adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Adviser or Sub-Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Adviser or Sub-Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser or Sub-Adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser or Sub-Adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

U.S. Government Securities

Each Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Other Registered Investment Companies

Each Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in securities of the types in which each Fund may invest directly. Each Fund generally expects to invest in other registered investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after a Fund receives the proceeds from an offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in a registered investment company, each Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent a Fund invests in other registered investment companies. The Adviser or Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which each Fund is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of either Fund. In addition, to the extent a Fund invests in other registered investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser or Sub-Adviser.

Commercial Paper

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Futures and Options

The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

Asset Coverage for Futures and Options Positions. Each Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by a Fund. To the extent a Fund covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each Fund will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.

Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. Dividend Capital Investments LLC and Calamos Investments LLC are not deemed to be a “commodity pool operator” with respect to their services as investment adviser and investment sub-adviser to each Fund.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Swap Agreements. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to a Fund’s borrowing. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to changes in long or short-term interest rates, equity securities, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, value of underlying reference security or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Each Fund may seek to gain exposure to securities by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, a Fund will receive the dividend and the price appreciation (or depreciation) of a security, basket of securities or securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Each Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

When Issued and Forward Commitment Securities

Each Fund may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but each Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by a Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when a Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage — Leverage Risks,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time a Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which a Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), each Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Portfolio Turnover

The Funds’ annual portfolio turnover rate may vary greatly from year to year. There are no limits on portfolio turnover and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. High portfolio turnover may result in the realization of net short-term capital gains by each Fund which, when distributed to shareholders, will be taxable as ordinary income.

FINANCIAL HIGHLIGHTS

DCA Total Return Fund (1)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007(2)		For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period Ended September 30, 2005(3)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$2.38	$8.44	$11.03		$15.08	$14.43	$14.33	(4)
Income from Investment Operations:
Net investment income/(loss)	0.12	0.71 (5)	(0.00	)(5)(6)	1.02 (5)	0.99 (5)	0.63	(5)
Net gains/(losses) on securities, realized and unrealized	0.46	(5.81)	(2.26)		(3.61)	0.97	0.09

Total From Investment Operations	0.58	(5.10)	(2.26)		(2.59)	1.96	0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.19)	(0.84)	(0.33)		(1.38)	(1.31)	(0.57)
From net realized gains on investments	—	—	—		(0.08)	—	—
Distribution from return of capital	— (6)	(0.12)	—		—	—	—

Total Distributions	(0.19)	(0.96)	(0.33)		(1.46)	(1.31)	(0.57)

Offering Costs Charged to Paid-in Capital	—	—	—		—	—	(0.05)

Offering Cost Adjustment	—	—	—		—	0.00 (7)	—
Net Asset Value, End of Period	$2.77	$2.38	$8.44		$11.03	$15.08	$14.43

Market Price, End of Period	$2.39	$2.00	$8.06		$11.16	$14.52	$14.12

Total Return, Net Asset Value(8)	29.07%	(65.39)%	(20.62)%		(19.05)%	14.95%	4.73%

Total Return, Market Value(8)	32.67%	(69.55)%	(25.08)%		(14.93)%	13.11%	1.68%

Net Assets, End of Period (000’s)	$39,182	$33,720	$118,062		$153,970	$206,948	$197,433

Ratios/Supplemental Data:
Ratio of Total Expenses to Average Net Assets	2.42%	3.34%	5.20	%(9)	4.11%	3.98%	2.74	%(9)
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses	2.42%	3.34%	5.20	%(9)	4.11%	3.97%	2.72	%(9)
Ratio of Operating Expenses to Average Net Assets(10)	2.41%	1.97%	2.42	%(9)	1.70%	1.73%	1.68	%(9)
Ratios of Operating Expenses to Average Net Assets after reduction to custodian expenses(10)	2.41%	1.97%	2.42	%(9)	1.70%	1.72%	1.66	%(9)
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.32%	12.31%	(0.00	)%(9)	6.98%	6.92%	7.39	%(9)
Portfolio Turnover Rate(11)	90%	23%	7%		47%	72%	92%
Bank Borrowing:
Loan Outstanding, End of Period	N/A	$7,054	$53,872		$68,872	N/A	N/A
Asset Coverage for Loan Outstanding	N/A	591%	305%		311%	N/A	N/A

(1)	Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.
(2)	The Fund changed its fiscal year end from September 30 to December 31. Amounts shown are for the period from October 1, 2007 to December 31, 2007.
(3)	For the period February 24, 2005 (inception of offering) to September 30, 2005.

(4)	Net sales load of $0.675 on initial shares issued.
(5)	Calculated based on average shares outstanding.
(6)	Less than ($0.005) per share.
(7)	Common share offering cost adjustment is less than $0.005 per share.
(8)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.
(9)	Ratio annualized for the period of less than one year.
(10)	Operating expenses do not include interest expense on the line of credit.
(11)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009 were $28,613,473 and $34,260,639, respectively.

FINANCIAL HIGHLIGHTS

DCW Total Return Fund (1)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007(2)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$4.28	$13.88	$19.10	(3)
Income/(loss) from investment operations:
Net investment income	0.13	0.52	0.73
Net gains/(losses) on securities, realized and unrealized	1.53	(8.47)	(5.12)

Total From Investment Operations	1.66	(7.95)	(4.39)

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.23)	(1.11)	(0.79)
Distribution from return of capital	—	(0.54)	—

Total Distributions	(0.23)	(1.65)	(0.79)

Offering Costs Charged to Paid-in Capital	—	0.00 (7)	(0.04)
Net Asset Value, End of Period	$5.71	$4.28	$13.88

Market Price, End of Period	$4.68	$3.05	$12.45

Total Return, Net Asset Value(4)	42.55%	(61.02)%	(23.20	)%(8)

Total Return, Market Value(4)	63.95%	(69.01)%	(34.36)%
Net Assets, End of Period (000’s)	$43,346	$32,457	$104,433

Ratios/Supplemental Data
Ratio of Total Expenses to Average Net Assets	2.52%	1.70%	1.43	%(5)
Ratio of Net Investment Income to Average Net Assets	2.69%	5.64%	6.97	%(5)
Portfolio Turnover Rate(6)	84%	17%	1%

(1)	Prior to March 16, 2009, the DCW Total Return Fund was known as the Dividend Capital Global Realty Exposure Fund.
(2)	For the period June 27, 2007 (inception date of the Fund’s initial public offering) through December 31, 2007.
(3)	Net of sales load of $0.90 on initial shares issued.
(4)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(5)	Ratio annualized for the period of less than one year.
(6)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009 were $33,118,318 and $27,158,127, respectively.
(7)	Less than $0.005 per share.
(8)	Total return on Net Asset Value, excluding payment from affiliate, would have been (23.24)%.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Agreement, the form of which is attached as Appendix 1. The Agreement provides that DCW will transfer all of its assets to DCA solely in exchange for the issuance of full and fractional Reorganization Shares and the assumption of all DCW’s liabilities. The Reorganization Shares will be issued on or about the Closing Date or such other date as may be agreed upon by the parties. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

DCW will transfer all of its assets to DCA, and in exchange, DCA will assume all liabilities of DCW and deliver to DCW the number of full and fractional shares of the appropriate class of DCA having an aggregate net asset value equal to the net asset value of the shares of DCW. On or as soon after the Closing Date as is possible (the “Liquidation Date”), DCW will distribute in complete liquidation of DCW, pro rata to its shareholders of record, all of the Reorganization Shares received by DCW. This distribution will be accomplished by the transfer of Reorganization Shares credited to the account of DCW on the books of DCA to open accounts on the share records of DCA in the name of DCW shareholders, and representing the respective pro rata number of Reorganization Shares due such shareholders. All issued and outstanding shares of DCW will simultaneously be canceled on the books of DCW. As a result of the proposed transaction, each DCW shareholder will receive a number of Reorganization Shares equal in value as of the Valuation Date to the value of the corresponding class of DCW shares previously held by such shareholder.

The Board of DCW has determined that the proposed Reorganization is in the best interests of DCW and that the interests of DCW’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Board of DCA has determined that the proposed reorganization is in the best interests of DCA.

The consummation of the Reorganization is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of DCW and DCA. In addition, either DCW or DCA may at its option terminate the Agreement at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of DCW or the Board of DCA that the consummation of the transactions contemplated therein is not in the best interests of DCW or DCA, respectively.

The Funds and DCI intend to each pay 50% of the Funds’ expenses of the Reorganization incurred through May 31, 2010, with the Funds allocating their 50% share between them based on net assets. All expenses of the Reorganization incurred after May 31, 2010, will be paid by the Funds, with the Funds allocating such expenses between them based on net assets.

Reasons for the Merger and Board Considerations

The proposed Reorganization will combine the assets of the Funds by reorganizing DCW into DCA. In approving the Reorganization Agreement, the Board of Trustees of each Fund (each a “Board of Trustees”), including each Fund’s Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Trustees of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization. Each Board of Trustees also received memoranda outlining, among other things, the legal standards and certain other considerations relevant to their deliberations. The Boards of Trustees of each Fund, including all of the Independent Trustees, considered the Reorganization at numerous meetings held in 2009 and 2010 and approved the Reorganization at a meeting held on June 23, 2010.

The primary factors considered by the Board of Trustees of each Fund with regard to the Reorganization included, but were not limited to, the following:

•	The fact that the investment objectives of DCA and DCW are identical and the investment strategies, restrictions and fundamental policies are substantially similar.

•	The fact that there is substantial overlap in the holdings of the Funds.

•

The expectation that the combined fund will offer economies of scale that should result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Certain overlapping fixed expenses would be eliminated and there will also be an opportunity to reduce expenses over time in a combined fund by spreading fees over a larger asset base.

•	The expectation that the combined fund will benefit from certain portfolio management efficiencies.

•	The expectation that the combined fund may provide greater secondary market liquidity as it would be larger than and have more outstanding common shares than each Fund prior to the Reorganization.

•

The opinion of counsel that no gain or loss will be recognized by the Funds or their shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

•

The expectation that the combined fund may be able to use all of the larger Fund’s and a portion of the smaller Fund’s (both measured at the time of Reorganization) pre-Reorganization capital loss carryforwards to offset post-Reorganization capital gains realized by the combined fund, although the combined fund’s ability to use the smaller Fund’s pre-Reorganization capital losses will be significantly limited by operation of Section 382 of the Code.

•	The expectation that shareholders will receive substantially the same quality of services after the Reorganization.

•	The fact that the Advisor recommended to each Board that they approve the Reorganization.

•	The expectation that the distribution policy with respect to frequency of payment of the combined fund will be the same as the current distribution policy of each of the Funds.

•	That the Reorganization also provides DCW stockholders with (i) the potential for NAV recovery and appreciation and (ii) a publicly traded security of a larger fund.

In considering the approval of the Reorganization Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Reorganization Agreement was in the best interest of each Fund and their shareholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury Regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of DCW as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter related to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Each Fund’s shareholders should consult their own tax advisers regarding the

U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that DCW and DCA receive an opinion from Davis Graham & Stubbs LLP as of the Closing Date, that the Reorganization will qualify as a “reorganization” within the meaning of Section 368 of the Code. The following U.S. federal income tax consequences result from the Reorganization qualifying as such a reorganization:

•	No gain or loss will be recognized by DCW or DCA as a result of the Reorganization

•

No gain or loss will be recognized by a shareholder of DCW who exchanges all of his or her DCW Common Shares solely for DCA Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional shares).

•

The aggregate tax basis of DCA Common Shares received by a shareholder of DCW pursuant to the Reorganization will be the same as the aggregate tax basis of his or her DCW Common Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional DCA Common Share for which cash is received).

•

The holding period of DCA Common Shares received by a shareholder of DCW pursuant to the Reorganization will include the holding period of his or her DCW Common Shares surrendered in exchange therefor.

•

DCA’s tax basis in DCW’s assets received by DCA pursuant to the Reorganization will equal the tax basis of such assets in the hands of DCW immediately before the Reorganization, and DCA’s holding period for such assets will include the period during which they were held by DCW.

DCA intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules applicable to DCW and its shareholders.

Prior to the Closing Date, DCW will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distribution to the shareholders of DCW all of DCW’s estimated investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date, including those realized on the disposition of any portfolio securities in connection with the Reorganization (after reduction by available capital loss carryforwards). Any such distributions will be taxable to the DCW shareholders.

Each Fund has substantial capital loss carryforwards and significant unrealized built-in losses in their portfolio assets that, in the absence of the Reorganization, would generally be available to offset the Fund’s capital gains. As a result of the Reorganization, DCA will succeed to capital loss carryforwards (and unrealized built-in losses) of DCW. However, the Funds anticipate that DCW’s capital loss carryforwards will be subject to the limitations described below as a result of the Reorganization. It is expected that the Reorganization will cause DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because DCW is smaller than DCA , and, accordingly, DCA’s ability to use DCW’s pre-Reorganization capital losses will be significantly limited by operation of Section 382 of the Code. Assuming DCW undergoes such an ownership change as a result of the Reorganization, Section 382 will limit the amount of DCW’s pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific “annual loss limitation amount,” which generally equals the product of (i) the fair market value of the stock of DCW, subject to certain adjustments, immediately before the Reorganization, and (ii) a certain interest rate established by the IRS (4.03% for ownership changes occurring in April 2010). DCA’s use of these losses to offset gains would be subject to the annual cap until the losses expire. For example, at December 31, 2009, DCW had approximately $92.7 million in capital loss carryforwards and net year-to-date losses. If the Reorganization had occurred on that date, the use of those losses of DCA to offset any post-Reorganization gains would be subject to an annual cap of approximately $3.86 million until the losses expire. It is not anticipated that DCW’s unrealized built-in losses from periods prior to the ownership change will be limited as a result of the ownership change, although this circumstance could changes as a result of changes in values prior to the Closing Date of the Reorganization.

DCA has capital loss carryforwards (and net unrealized built-in losses) that are not expected to be limited as a result of the Reorganization. At December 31, 2009, DCA’s capital loss carryforward were $111.6 million, and its net unrealized built-in losses were approximately $42 million, none of which are expected to be limited as a result of the Reorganization. There is a possibility, however, that DCA rather than DCW will undergo an “ownership change” within the meaning of Section 382 of the Code. This would occur if DCA were smaller than DCW, based upon the Funds’ market capitalization, on the Closing Date. If this were to occur, DCA’s (but not DCW’s) capital loss carryforwards (and net unrealized built-in losses) would be subject to the Section 382 limitation described above as a result of the Reorganization. In addition, because the Reorganization will terminate the tax year of DCW, DCW’s capital loss carryforwards would expire a year earlier than had the Reorganization not occurred. As a result, the capital loss carryforwards of the combined entity that are free from the Section 382 limitations (namely, those that come from DCW) would expire a year earlier than had the Reorganization not occurred (or had DCA reorganized into DCW).

In addition, as a result of the Reorganization, DCA expects to be much closer to undergoing its own “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” within the meaning of Section 382 of the Code occurs when one or more shareholders who each own directly or indirectly 5% or more of a Fund’s Common Shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of a Fund’s Common Shares) increase their aggregate ownership of Common Shares by more than 50 percentage points over the lowest percentage of Common Shares than such shareholders held within the preceding three years. As a result of the Reorganization, DCA may be only a few percentage points away from undergoing its own “ownership change.” Consequently, following the Reorganization, DCA could undergo an “ownership change” as a result of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of DCA’s Common Stock. If this were to occur, DCA’s loss carryforwards (and net unrealized built-in losses) from pre-Reorganization periods would be substantially limited by operation of Section 382 of the Code, in the manner described previously, and the combined company following the Reorganization would have no loss carryforwards from such periods that are free from substantial limitations under Section 382 of the Code. Thus, the effect of an “ownership change” of DCA following the Reorganization would that all of the loss carryforwards from both DCW and DCA (as well as DCA’s net unrealized built-in losses) would be substantially limited.

Following the Reorganization, DCA’s Declaration of Trust contains provisions that are designed to prevent DCA from undergoing an “ownership change,” within the meaning of Section 382 of the Code, without the prior approval of its Board. Such provisions generally prevent persons from owning more than 4.99% of the outstanding Common Shares of DCA. However, there can be no assurance that such provisions of DCA’s Declaration of Trust will be enforceable under applicable state law or will succeed in avoiding an “ownership change.” Despite such provisions of DCA’s Declaration of Trust, it is possible that DCA will undergo an “ownership change” within the meaning of Section 382 of the Code as a result of changes in its ownership that occur after the Reorganization. The likelihood that DCA will undergo such an “ownership change” will be increased as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of DCA and DCW as of June 30, 2010, and on a pro forma basis for the combined Fund as of that date as if the Merger had occurred on that date. The pro forma capitalization is for informational purposes only. No assurance can be given as to how many DCA Common Shares will be received by stockholders of DCW on the Closing Date, and the information should not be relied upon to reflect the number of DCA Common Shares that actually will be received.

Total Outstanding DCA Shares Pre-Combination	Additional Shares Assumed Issued In DCW Reorganization	Total Outstanding DCA Shares Post-Combination
[to be inserted]	[to be inserted]	[to be inserted]

OTHER COMPARISONS OF THE FUNDS

Governing Law

Each Fund is organized as a statutory trust under the laws of the State of Delaware. DCA was organized on December 3, 2004; DCW was organized on December 30, 2005.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. DCA and DCW are each registered as a non-diversified, closed-end management investment company under the 1940 Act.

Charter Documents

Each Fund’s Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Each Fund’s Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by the action of two thirds of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

The Amended and Restated Agreement and Declaration of Trust of each Fund requires the majority vote of each Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of each Fund’s shares, voting separately as a class or series, to approve, adopt or authorize certain transaction with 5% or greater holders of a class or series of each Fund’s shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of each Fund’s shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether along or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of common shares or preferred shares of the Fund.

The 5% holder transactions subject to these special approval requirements are:

(a)	The conversion of the Fund from a closed-end management investment company to an open-end management investment company, provided that such conversion shall not occur until at least 90 days after the Shareholders’ meeting at which such conversion was approved and upon 30 days’ prior notice to Shareholders;

(b)	A change in the nature of the business of the Fund so that it would no longer be an investment company registered under the 1940 Act (but not including the dissolution or liquidation of the Fund as set forth in paragraph (e) below);

(c)	A merger, consolidation or statutory share exchange of the Fund or any subsidiary of the Fund with or into any other Fund or entity, including a corporation;

(d)	The sale of all or any substantial part of the assets of the Fund, other than in the regular course of the Fund’s investment activities;

(e)	The dissolution, liquidation or termination of the Fund or a series or Class of Shares thereof;

(f)	The merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

(g)	The sale, lease, or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund aggregating for the purposes of such computation all assets sold, leased, or exchanged in any Series of similar transactions within a twelve-month period;

(h)	The sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund aggregating for the purposes of such computation all assets sold, leased, or exchanged in any Series of similar transactions within a twelve-month period; or

(i)	The issuance of any securities of the Fund to any Principal Shareholder for cash, except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same Class of Shares, or investors at large.

If, however, 80% of each Fund’s Trustees approve any transaction described above in (a) through (i), only the approval of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required, except that shareholder approval of the matters specified in (c), (d) and (e) above shall not be required, unless otherwise required by applicable law, if 80% of each Fund’s Trustees approve such matter.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of each Fund’s shareholders generally.

The Amended and Restated Agreement and Declaration of Trust of each Fund generally restricts any person from attempting to purchase or acquire (an “Acquisition”) without the prior approval of the applicable board (the “Board”) any direct or indirect interest in a Fund’s Common Shares (or options, warrants or other rights to acquire Common Shares, or securities convertible or exchangeable into Common Shares), if such an Acquisition would either: (1) cause a person to become a holder of more than 4.99% of the Common Shares of a Fund under Section 382 of the Code (any such person being referred to as a “Restricted Holder” and such additional Common Shares being referred to as “Excess Shares”); or (2) increase the percentage of the Fund’s Common Shares owned by a Restricted Holder (the “Acquisition Restrictions”). For purposes of determining the existence and identity of, and the amount of Common Shares owned by, any shareholder, the Funds are entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date and (b) their actual knowledge of the ownership of their Common Shares.

For the Acquisition Restrictions to be enforced effectively, the Funds’ trust instruments further provide that a Restricted Holder is required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a “Request”) that the Board of the applicable Fund review the proposed Acquisition and authorize or not authorize such proposed Acquisition of Excess Shares. If a Restricted Holder seeks to effect an Acquisition of Excess Shares, the Board will be required to determine whether to authorize the proposed Acquisition described in the Request.

Any determination made by a Board with respect to an Acquisition of Excess Shares will be made in its sole discretion and judgment. Additionally, any Restricted Holder who makes a Request shall reimburse the applicable Fund, on demand, for all reasonable costs and expenses incurred by the Fund with respect to any proposed Acquisition of Excess Shares, which may be material in relation to the Acquisition and will include the fees and expenses of any attorneys, accountants or other advisors retained by the Fund or the Board in connection with such determination.

Any Acquisition attempted to be made in violation of the above terms will be null and void. In the event of an attempted or purported Acquisition in violation of these terms, the transferor shall be deemed to remain the owner of such Excess Shares. In such a case, the Funds will be deemed to be the agent for the transferor of such Shares for the limited purpose of consummating a sale, reasonably necessary to help ensure the preservation of the Funds’ capital loss carryforwards, of the Excess Shares to a person who is not, and will not become as a result of the Acquisition, a Restricted Holder, which could be the transferor. While such a sale will be effectuated on an arms-length basis, such sale may vary from the original terms of the transaction involving the Restricted Holder and could be on terms, including those relating to pricing, that are less favorable to the transferor than the original terms.

The record ownership of the Excess Shares shall remain in the name of the transferor until the shares have been sold by the Fund or its assignee, as agent, to an eligible transferee and the purported transferee would not be recognized as the owner of the Common Shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such Common Shares, or in the case of options, receiving Shares in respect of their exercise.

In deciding whether to approve any proposed Acquisition by a Restricted Holder, the Boards may seek the advice of legal counsel, accountants or other advisors with respect to its preservation of the capital loss carryforwards and may request all information from the Restricted Holder with respect to all Common Shares directly or indirectly owned by such Restricted Holder reasonably necessary to make its determination.

The Funds’ trust instruments also provide that any person who knowingly violates the Acquisition Restrictions or any persons in the same control group with such person shall be jointly and severally liable to the applicable Fund for, and shall indemnify and hold the Fund harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Fund’s ability to use its capital loss carryforwards.

Each Board has the discretion to approve an Acquisition of Common Shares that would otherwise violate these terms in circumstances where the applicable Board determines that the Acquisition of Excess Shares would be in the best interests of the Fund and its shareholders. In determining whether or not to permit such an Acquisition, the Board may consider factors it deems relevant including the likelihood that the Acquisition would result in the occurrence of an ownership change. For example, the Board may grant a waiver of the Acquisition Restrictions in connection with a capital raising transaction or the sale of Common Shares that the Board believes is not reasonably likely to result in a material loss of the Funds’ ability to utilize its capital loss carryforwards, or to permit a merger or takeover of a Fund that the Board determines to be in the best interests of the Fund and its shareholders. If the Board were to determine to permit an Acquisition of Excess Shares that would otherwise violate these terms, the Acquisition or other Acquisitions could result in an ownership change that would limit the applicable Fund’s ability to use its capital loss carryforwards.

In addition, under these terms, the Boards will be authorized to eliminate or change the Acquisition Restrictions, modify the applicable allowable percentage ownership interest or modify any of these terms and conditions without shareholder approval provided that the applicable Board concludes in writing that such changes are reasonably necessary or advisable to preserve a Fund’s capital loss carryforwards or that the continuation of these affected terms and conditions are no longer reasonably necessary for such purpose. Written notice of any such determination will be provided to shareholders of the applicable Fund.

Reference should be made to the Amended and Restated Agreement and Declaration of Fund on file with the SEC for the full text of these provisions.

The Amended and Restated Agreement and Declaration of Trust of each Fund further provide that, to the fullest extent permitted by applicable law, no Trustee or officer of the Fund is liable to the Fund or to any shareholder for money damages. The Amended and Restated Agreement and Declaration of Trust of each Fund further provide that, to the fullest extent permitted by applicable law, a Trustee or officer of the Fund is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest, par value $0.001 per share.

Voting Rights

On each matter submitted to a vote of shareholders of each Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

VOTING REQUIREMENTS AND OTHER INFORMATION

Voting Requirements

Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of each Fund entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote”. Proxies that reflect abstentions or broker non-votes (collectively “abstentions”) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, where the vote to approve a matter is a percentage of votes cast, abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue. However, with respect to Proposals 2 and 3, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote “against” the respective proposals.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders of the respective Fund may adjourn the Annual Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the persons named as proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The vote required for shareholders of a respective Fund to adjourn the Annual Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Annual Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not effect the outcome of the vote.

PRIVACY NOTICE

The Funds are required by federal law to provide each Fund’s shareholders with a copy of its privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit F.

ADDITIONAL INFORMATION

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement/Prospectus with its enclosures on or about August     , 2010. As the Annual Meeting date approaches, certain shareholders of the Funds may receive a call from officers and regular employees of DCI, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.

Shareholder Proposals

The Funds hold annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Funds’ 2011 annual meeting of shareholders must be received by the applicable Fund at its offices in Denver, Colorado, and addressed to the Secretary of the applicable Fund a reasonable time before the Fund begins to print and send its proxy materials, which we anticipate beginning on or about the middle of February 2011. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

A shareholder who wishes to make a proposal at the 2011 annual meeting of shareholders without including the proposal in the Funds’ proxy statement must notify the Secretary of the Funds in writing of such proposal between by the later of the close of business on the date ninety days prior to such meeting or fourteen days following the date such meeting is first publicly announced or disclosed. The persons named as proxies for the 2011 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Funds receive notice of the matter a reasonable time before the Funds send their proxy materials for the current year. If the Funds receive such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

DCA TOTAL RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

July     , 2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July     , 2010, relating specifically to the proposed reorganization of DCW Total Return Fund (“DCW”) with and into DCA Total Return Fund (“DCA” and together with DCW, the “Funds”) (the “Reorganization”). You may obtain a copy of the Joint Proxy Statement/Prospectus to by contacting The Altman Group, Inc. at (866) 829-0135, by writing The Altman Group, Inc., 1200 Wall Street West, Lyndhurst, NJ 07071 or by visiting www.proxyonline.com/docs/divcap2010.pdf. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Joint Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information

2.	Financial Statements and Other Incorporated Documents

3.	Pro Forma Financial Statements

GENERAL INFORMATION

The 2010 Annual Meeting of Stockholders of DCA and DCW, at which DCA and DCW stockholders will consider the Reorganization, will be held at 518 17th Street, 17th Floor, Denver, Colorado 80202, on September 16, 2010 at 1:00 Mountain time for DCW and at 1:30 Mountain time for DCA. For further information about the Reorganization, see the Joint Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Joint Proxy Statement/Prospectus dated July     , 2010 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year for each Fund:

•	DCA Total Return Fund, Annual Report to Stockholders for the Fiscal Year Ended December 31, 2009, filed on March 10, 2010.

•	DCW Total Return Fund, Annual Report to Stockholders for the Fiscal Year Ended December 31, 2009, filed on March 10, 2010.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Merger was consummated as of December 31, 2009.

Statement of Investments as of December 31, 2009

Pro Forma Combined Statement of Investments

DCW Total Return Fund

DCA Total Return Fund

DCA Total Return Fund Pro Forma Combined

(Unaudited)

	% of Net Assets	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
		Shares	Market Value	Shares	Market Value	Shares	Market Value
COMMON STOCK	65.09%
Aerospace & Defense	0.58%
United Technologies Corp.		4,100	$284,581	2,800	$194,348	6,900	$478,929
			284,581		194,348		478,929
Apparel, Accessories & Luxury Goods	1.42%
Swatch Group AG		12,500	596,936	12,000	573,058	24,500	1,169,994
			596,936		573,058		1,169,994
Apparel Retail	0.30%
Guess? Inc.		3,500	148,050	2,400	101,520	5,900	249,570
			148,050		101,520		249,570
Application Software	3.21%
Autonomy Corp. PLC*		50,000	1,220,280	45,000	1,098,253	95,000	2,318,533
Parametric Technology Corp.*		10,000	163,400	10,000	163,400	20,000	326,800
			1,383,680		1,261,653		2,645,333
Asset Management & Custody Banks	1.71%
BlackRock Inc.		900	208,980	800	185,760	1,700	394,740
Franklin Resources Inc.		4,200	442,470	3,200	337,120	7,400	779,590
T. Rowe Price Group Inc.		2,500	133,125	1,900	101,175	4,400	234,300
			784,575		624,055		1,408,630
Biotechnology	0.31%
Celgene Corp.*		2,600	144,768	2,000	111,360	4,600	256,128
			144,768		111,360		256,128
Communications Equipment	0.52%
Cisco Systems Inc.		18,000	430,920	—	—	18,000	430,920
			430,920		—		430,920
Computer Hardware	3.02%
Apple Inc.*		6,450	1,360,047	5,350	1,128,101	11,800	2,488,148
			1,360,047		1,128,101		2,488,148
Construction & Engineering	0.83%
Fluor Corp.		3,000	135,120	2,100	94,584	5,100	229,704
Jacobs Engineering Group Inc.*		6,500	244,465	5,500	206,855	12,000	451,320
			379,585		301,439		681,024

2

	% of Net Assets	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
		Shares	Market Value	Shares	Market Value	Shares	Market Value
Construction & Farm Machinery & Heavy Trucks	0.37%
Bucyrus International Inc.		2,900	163,473	2,500	140,925	5,400	304,398
			163,473		140,925		304,398
Data Processing & Outsourced Services	0.88%
Mastercard Inc.		1,510	386,530	1,336	341,989	2,846	728,519
			386,530		341,989		728,519
Diversified Banks	1.11%
Standard Chartered PLC		18,000	457,908	18,000	457,908	36,000	915,816
			457,908		457,908		915,816
Diversified Financial Services	0.66%
Singapore Exchange Ltd.		50,000	296,473	42,000	249,037	92,000	545,510
			296,473		249,037		545,510
Diversified Metals & Mining	3.00%
Anglo American PLC*		11,700	512,319	9,600	420,364	21,300	932,683
HudBay Minerals Inc.*		11,000	142,726	10,000	129,751	21,000	272,477
Sterlite Industries India Ltd. - ADR		14,500	264,190	15,000	273,300	29,500	537,490
Vale SA - ADR		13,000	377,390	12,000	348,360	25,000	725,750
			1,296,625		1,171,775		2,468,400
Education Services	0.32%
New Oriental Education & Technology Group - ADR*		2,000	151,220	1,500	113,415	3,500	264,635
			151,220		113,415		264,635
Fertilizers & Agricultural Chemicals	1.23%
Syngenta AG		1,000	281,019	700	196,713	1,700	477,732
Yara International ASA		6,300	286,937	5,400	245,946	11,700	532,883
			567,956		442,659		1,010,615
Footwear	1.98%
NIKE Inc. - Class B		4,000	264,280	4,000	264,280	8,000	528,560
Puma AG Rudolf Dassler Sport		1,700	569,072	1,600	535,596	3,300	1,104,668
			833,352		799,876		1,633,228
Gold	1.34%
Barrick Gold Corp.		4,000	157,520	4,000	157,520	8,000	315,040
Goldcorp Inc.		10,700	423,048	9,300	367,696	20,000	790,744
			580,568		525,216		1,105,784
Health Care Equipment	1.28%
Elekta AB		9,300	222,275	8,000	191,204	17,300	413,479
Intuitive Surgical Inc.*		600	181,992	450	136,494	1,050	318,486
Mindray Medical International Ltd. - ADR		4,400	149,248	5,000	169,600	9,400	318,848
			553,515		497,298		1,050,813
Health Care Supplies	2.53%
Alcon Inc.		6,500	1,068,274	6,200	1,018,971	12,700	2,087,245
			1,068,274		1,018,971		2,087,245

3

	% of Net Assets	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
		Shares	Market Value	Shares	Market Value	Shares	Market Value
Heavy Electrical Equipment	0.91%
ABB Ltd.*		22,000	424,071	17,000	327,691	39,000	751,762
			424,071		327,691		751,762
Home Entertainment Software	0.84%
Perfect World Co. Ltd. - ADR*		9,500	374,680	8,000	315,520	17,500	690,200
			374,680		315,520		690,200
Hypermarkets & Super Centers	1.16%
Wal-Mart de Mexico SAB de CV		115,000	512,498	100,000	445,651	215,000	958,149
			512,498		445,651		958,149
Integrated Oil & Gas	2.28%
Petroleo Brasileiro SA - ADR		5,000	238,400	3,500	166,880	8,500	405,280
Statoil ASA		6,000	150,057	6,000	150,057	12,000	300,114
Suncor Energy Inc.		18,000	640,417	15,000	533,681	33,000	1,174,098
			1,028,874		850,618		1,879,492
Internet Retail	4.05%
Amazon.com Inc.*		8,500	1,143,420	7,000	941,640	15,500	2,085,060
Ctrip.com International Ltd. - ADR*		3,500	251,510	3,000	215,580	6,500	467,090
priceline.com Inc.*		1,900	415,150	1,700	371,450	3,600	786,600
			1,810,080		1,528,670		3,338,750
Internet Software & Service	8.56%
Baidu.Com Inc. - ADR*		1,800	740,214	1,500	616,845	3,300	1,357,059
eBay Inc.*		18,882	444,482	16,455	387,351	35,337	831,833
Google Inc. - Class A*		2,300	1,425,954	2,000	1,239,961	4,300	2,665,915
MercadoLibre Inc.*		12,500	648,375	12,000	622,440	24,500	1,270,815
NHN Corp.*		750	123,661	750	123,661	1,500	247,322
Tencent Holdings Ltd.		17,000	369,451	14,000	304,254	31,000	673,705
			3,752,137		3,294,512		7,046,649
Investment Banking & Brokerage	0.57%
The Goldman Sachs Group Inc.		1,600	270,144	1,200	202,608	2,800	472,752
			270,144		202,608		472,752
IT Consulting & Other Services	2.16%
Accenture PLC		6,600	273,900	5,700	236,550	12,300	510,450
Infosys Technologies Ltd. - ADR		12,600	696,402	10,400	574,808	23,000	1,271,210
			970,302		811,358		1,781,660
Miscellaneous Manufacturers	0.67%
3M Co.		3,700	305,879	3,000	248,010	6,700	553,889
			305,879		248,010		553,889
Networking Products	0.45%
Cisco Systems Inc.*		—	—	15,500	371,070	15,500	371,070
			—		371,070		371,070
Oil & Gas Drilling	2.59%
ENSCO International Inc. - ADR		4,600	183,724	4,100	163,754	8,700	347,478
Noble Corp.		8,500	345,950	8,000	325,600	16,500	671,550
Noble Energy Inc.		4,000	284,880	3,500	249,270	7,500	534,150
Transocean Ltd.*		4,000	331,200	3,000	248,400	7,000	579,600
			1,145,754		987,024		2,132,778

4

	% of Net Assets	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
		Shares	Market Value	Shares	Market Value	Shares	Market Value
Oil & Gas Equipment & Services	5.31%
AMEC PLC		30,000	383,771	27,000	345,393	57,000	729,164
Cameron International Corp.*		5,300	221,540	6,000	250,800	11,300	472,340
Halliburton Co.		15,000	451,350	14,000	421,260	29,000	872,610
National Oilwell Varco Inc.		10,500	462,945	7,500	330,675	18,000	793,620
Technip SA		6,500	460,312	6,500	460,312	13,000	920,624
TGS Nopec Geophysical Co. ASA*		17,500	316,764	15,000	271,512	32,500	588,276
			2,296,682		2,079,952		4,376,634
Oil & Gas Exploration & Production	3.44%
Apache Corp.		4,800	495,216	4,000	412,680	8,800	907,896
Devon Energy Corp.		6,600	485,100	5,700	418,950	12,300	904,050
Nexen Inc.		22,500	542,573	20,000	482,287	42,500	1,024,860
			1,522,889		1,313,917		2,836,806
Personal Products	0.31%
Beiersdorf AG		2,000	132,345	1,800	119,111	3,800	251,456
			132,345		119,111		251,456
Pharmaceuticals	0.23%
Novo Nordisk A/S - Class B		1,700	108,730	1,200	76,750	2,900	185,480
			108,730		76,750		185,480
Semiconductors	1.18%
Marvell Technology Group Ltd.*		15,700	325,775	13,000	269,750	28,700	595,525
NVIDIA Corp.*		10,700	199,876	9,300	173,724	20,000	373,600
			525,651		443,474		969,125
Soft Drinks	0.80%
Coca-Cola Co.		6,500	370,500	5,000	285,000	11,500	655,500
			370,500		285,000		655,500
Systems Software	1.57%
Check Point Software Technologies*		8,500	287,980	7,000	237,160	15,500	525,140
Oracle Corp.		6,000	147,240	5,000	122,700	11,000	269,940
Software AG		2,450	268,296	2,100	229,968	4,550	498,264
			703,516		589,828		1,293,344
Wireless Telecommunication Services	1.37%
America Movil SAB de CV - ADR		13,000	610,740	11,000	516,780	24,000	1,127,520
			610,740		516,780		1,127,520
TOTAL COMMON STOCK			$28,734,508		$24,862,147		$53,596,655
(Cost $20,888,944, $18,805,626 and $39,694,570, respectively)

5

	% of Net Assets		Bond/ Rating Moody’s/ S&P (Unaudited)	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
				Shares	Market Value	Shares	Market Value	Shares	Market Value
PREFERRED STOCK	31.25%
Apartments - REITs	1.12%
BRE Properties Inc.:
Series C, 6.750%			Baa3/BB+	11,950	$267,800	—	$—	11,950	$267,800
Series D, 6.750%			Baa3/BB+	11,300	254,250	17,900	402,750	29,200	657,000
					522,050		402,750		924,800
Diversified/Miscellaneous - REITs	1.34%
Vornado Realty Trust:
Series F, 6.750%			Baa3/BBB-	5,036	110,238	—	—	5,036	110,238
Series G, 6.675%			Baa3/BBB-	20,000	433,000	15,000	324,750	35,000	757,750
Series H, 6.750%			NR/BBB-	2,400	53,400	1,400	31,150	3,800	84,550
Series I, 6.625%			Baa3/BBB-	6,716	148,021	—	—	6,716	148,021
					744,659		355,900		1,100,559
Health Care - REITs	0.47%
HCP Inc.,
Series F, 7.100%			Ba1/BB+	13,950	319,176	2,950	67,496	16,900	386,672
					319,176		67,496		386,672
Hotels - REITs	4.06%
Host Hotels & Resorts Inc.,
Series E, 8.875%			Ba2/B-	16,900	430,950	10,300	262,650	27,200	693,600
LaSalle Hotel Properties:
Series D, 7.500%			NR/NR	35,200	770,528	—	—	35,200	770,528
Series G, 7.250%			NR/NR	20,600	442,900	66,800	1,436,200	87,400	1,879,100
					1,644,378		1,698,850		3,343,228
Industrial - REITs	2.90%
AMB Property Corp.:
Series L, 6.500%			NR/BB+	2,600	53,417	27,500	564,988	30,100	618,405
Series O, 7.000%			NR/BB+	800	17,728	25,000	554,000	25,800	571,728
Duke Realty Corp.,
Series O, 8.375%			Baa2/BB+	7,500	184,350	—	—	7,500	184,350
ProLogis:
Series F, 6.750%			NR/BB	17,500	372,750	17,500	372,750	35,000	745,500
Series G, 6.750%			Baa2/BB	7,800	161,070	5,000	103,250	12,800	264,320
					789,315		1,594,988		2,384,303
Mortgage - Residential - REITs	0.00	%(2)
American Home Mortgage Investment Corp.:
Series A, 9.750%*(3)			NR/NR	—	—	266,950	27	266,950	27
Series B, 9.250%*(3)			NR/NR	—	—	29,700	29	29,700	29
					—		56		56
Net Lease - REITs	3.17%
Entertainment Properties Trust,
Series B, 7.750%			NR/NR	15,748	340,944	52,598	1,138,747	68,346	1,479,691
Realty Income Corp.,
Series E, 6.750%			Baa2/BB+	47,400	1,133,808	—	—	47,400	1,133,808
					1,474,752		1,138,747		2,613,499
Office - REITs	2.02%
Alexandria Real Estate Equities Inc.,
Series C, 8.375%			NR/NR	16,800	416,304	6,300	156,114	23,100	572,418
Corporate Office Properties Trust:
Series G, 8.000%			NR/NR	—	—	4,153	102,164	4,153	102,164

6

	% of Net Assets	Bond/ Rating Moody’s/ S&P (Unaudited)	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
			Shares	Market Value	Shares	Market Value	Shares	Market Value
Series H, 7.500%		NR/NR	—	—	6,200	143,530	6,200	143,530
Series J, 7.625%		NR/NR	—	—	2,101	49,899	2,101	49,899
PS Business Parks Inc.,
Series O, 7.375%		Baa3/BB+	24,450	571,030	9,750	227,711	34,200	798,741
				987,334		679,418		1,666,752
Office - Central Business District - REITs	1.34%
SL Green Realty Corp.,
Series C, 7.625%		NR/NR	48,200	1,106,190	—	—	48,200	1,106,190
				1,106,190		—		1,106,190
Office - Suburban - REITs	8.11%
BioMed Realty Trust Inc.,
Series A, 7.375%		NR/NR	65,050	1,509,159	53,610	1,243,752	118,660	2,752,911
Corporate Office Properties Trust SBI MD:
Series G, 8.000%		NR/NR	4,753	116,924	—	—	4,753	116,924
Series H, 7.500%		NR/NR	6,300	145,845	—	—	6,300	145,845
Series J, 7.625%		NR/NR	2,900	68,875	—	—	2,900	68,875
Digital Realty Trust Inc.:
Series A, 8.500%		NR/NR	—	—	61,100	1,543,080	61,100	1,543,080
Series B, 7.875%		NR/NR	31,623	785,515	9,400	233,496	41,023	1,019,011
Kilroy Realty Corp.,
Series F, 7.500%		NR/NR	44,317	1,032,586	—	—	44,317	1,032,586
				3,658,904		3,020,328		6,679,232
Regional Malls - REITs	1.24%
Taubman Centers Inc.,
Series G, 8.000%		B1/NR	19,450	477,303	22,198	544,739	41,648	1,022,042
				477,303		544,739		1,022,042
Retail - REITs	0.96%
Regency Centers Corp.:
Series C, 7.450%		Baa3/BB+	10,820	253,296	4,300	100,663	15,120	353,959
Series E, 6.700%		NR/BB+	10,000	217,700	10,000	217,700	20,000	435,400
				470,996		318,363		789,359
Self Storage - REITs	1.87%
Public Storage:
Series E, 6.750%		Baa1/BBB	11,800	273,170	4,195	97,114	15,995	370,284
Series G, 7.000%		NR/BBB	7,500	179,550	7,500	179,550	15,000	359,100
Series I, 7.250%		Baa1/BBB	—	—	900	22,950	900	22,950
Series K, 7.250%		Baa1/BBB	—	—	884	22,188	884	22,188
Series M, 6.625%		Baa1/BBB	11,878	276,639	6,650	154,879	18,528	431,518
Series X, 6.450%		NR/BBB	7,500	167,475	7,500	167,475	15,000	334,950
				896,834		644,156		1,540,990
Shopping Centers - REITs	2.64%
Kimco Realty Corp.,
Series G, 7.750%		Baa2/BBB-	48,547	1,191,829	31,766	779,855	80,313	1,971,684
Tanger Factory Outlet Centers,
Series C, 7.500%		Ba1/BB+	4,300	101,953	4,300	101,953	8,600	203,906
				1,293,782		881,808		2,175,590
TOTAL PREFERRED STOCK				$14,385,673		$11,347,599		$25,733,272
(Cost $14,446,520, $19,464,790 and $33,911,310, respectively)

7

	% of Net Assets	Bond/ Rating Moody’s/ S&P (Unaudited)	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
			Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS	0.50%
CW Capital Cobalt II Ltd.:
2006-2A, Class K, 3.782%, 04/26/2016(3)(4)(5)(6)(7)(8)		Caa1/BB	$—	$—	$4,000,000	$148,320	$4,000,000	$148,320
Class P.S., 0.000%, 04/26/2016(4)(5)(6)(7)(9)		NR/NR	—	—	3,500,000	70,000	3,500,000	70,000
Gramercy Real Estate, 2007-1A:
Class GFX, 6.000%, 08/15/2016(3)(4)(5)(6)(7)		NR/CCC+	2,000,000	20	—	—	2,000,000	20
Class HFX, 6.000%, 08/15/2016(3)(4)(5)(6)(7)		NR/CCC	5,150,000	52	—	—	5,150,000	52
Lenox Street, Ltd., Series 2007-1A,
Class SN, 0.000%, 06/04/2017(4)(5)(6)(7)(9)		NR/NR	—	—	1,000,000	—	1,000,000	—
Morgan Stanley Capital I, 2007 - SRR4,
Series G, 2.733%, 11/20/2052(4)(5)(6)(7)(8)		NR/CCC+	5,750,000	189,980	—	—	5,750,000	189,980
Sorin Real Estate CDO II Ltd., Series 2005-2A,
Class H, 4.284%, 01/04/2016(3)(4)(5)(6)(7)(8)		C/CCC-	—	—	7,500,000	75	7,500,000	75
Vertical CRE CDO Ltd.:
2006-CR1A, Class G, 4.283%, 04/22/2013(3)(4)(5)(6)(7)(8)		NR/NR	—	—	6,500,000	65	6,500,000	65
Class P.S., 0.000%, 04/22/2013(4)(5)(6)(7)(9)		NR/NR	—	—	1,800,000	4,500	1,800,000	4,500
TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS				$190,052		$222,960		$413,012
(Cost $11,655,358, $24,264,922 and $35,920,280, respectively)

8

	% of Net Assets	Bond/ Rating Moody’s/ S&P (Unaudited)	DCW Total Return Fund(1)		DCA Total Return Fund(1)		DCA Total Return Fund(1)
			Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount		Market Value
COLLATERALIZED LOAN OBLIGATIONS	2.92%
Babson CLO, Ltd.,
2005-3A, 0.000%, 11/11/2019(4)(5)(6)(7)(9)		NR/NR	—	—	$13,000,000	$1,690,000	$13,000,000		$1,690,000
Fraser Sullivan, CLO Ltd.,
2006-1A, 0.000%, 03/15/2017(4)(5)(6)(7)(9)		NR/NR	—	—	3,400,000	714,000	3,400,000		714,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS				—		$2,404,000			$2,404,000
(Cost $0, $16,400,000 and $16,400,000, respectively)
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.12%
JP Morgan Chase, Series 2005-LDP2,
Class M, 4.509%, 06/15/2016(4)(5)(6)(7)(8)		Ba/CCC+	—	—	$1,597,000	$97,076	$1,597,000		$97,076
Wachovia Bank, Series 2005-C18,
Class M, 4.702%, 05/19/2015(3)(4)(5)(7)		B1/B-	—	—	248,100	1,241	248,100		1,241
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				—		$98,317			$98,317
(Cost $0, $1,471,655 and $1,471,655, respectively)
MONEY MARKET FUNDS	0.93%
AIM STIT Treasury Portfolio
7-Day Yield 0.020%			298,016	$298,016	470,476	$470,476	768,492		$768,492
TOTAL MONEY MARKET FUNDS				$298,016		$470,476			$768,492
(Cost $298,016, $470,476 and $768,492, respectively)
TOTAL INVESTMENTS	100.81%
(Cost $47,288,838, $80,877,469 and $128,166,307, respectively)				$43,608,249		$39,405,499			$83,013,748
OTHER ASSETS LESS LIABILITIES	-0.81%			(262,442)		(223,907)	(180,500	)(10)	(666,849)
NET ASSETS	100.00%			$43,345,807		$39,181,592			$82,346,899

9

ADR—American Depositary Receipts

Footnotes to Statement of Investments

*	Non income producing security.
(1)	Prior to March 16, 2009, the DCW Total Return Fund was known as the Dividend Capital Realty Exposure Fund and the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.
(2)	Less than 0.005% of net assets.
(3)	Security in default or currently deferring interest payment.
(4)	This security is considered illiquid by the Adviser.
(5)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of December 31, 2009 the value of these securities amount to $190,052, $2,725,277, and $2,915,329 or 0.44%, 6.96%, and 3.54% of net assets.

(6)	This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.
(7)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(8)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at December 31, 2009.
(9)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized divided by cost.

(10)	Reflects the charge for estimated reorganization expenses.

See accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities as of December 31, 2009

Pro Forma Combined Statement of Assets and Liabilities

DCW Total Return Fund

DCA Total Return Fund

Pro Forma DCA Total Return Fund

(Unaudited)

	DCW Total Return Fund(1)	DCA Total Return Fund(1)	Total	Pro Forma Adjustments		Pro Forma DCA Total Return Fund
ASSETS:
Investments at market value	$43,608,249	$39,405,499	$83,013,748	$—		$83,013,748
Receivable for securities sold	359,861	357,968	717,829			717,829
Dividends and interest receivable	177,877	191,480	369,357			369,357
Other assets	8,546	8,185	16,731			16,731
TOTAL ASSETS	$44,154,533	$39,963,132	$84,117,665	$—		$84,117,665

LIABILITIES:
Distributions payable	$398,526	$424,830	$823,356	$—		$823,356
Payables for securities purchased	304,406	259,794	564,200			564,200
Payable investment advisory fees	36,624	28,511	65,135			65,135
Payable for administrative fees	12,448	12,294	24,742			24,742
Payable for trustees’ fees	1,037	963	2,000			2,000
Reorganization expenses	—	—	—	180,500	(2)	180,500
Other liabilities	55,685	55,148	110,833			110,833
TOTAL LIABILITIES	$808,726	$781,540	$1,590,266	$180,500		$1,770,766
NET ASSETS	$43,345,807	$39,181,592	$82,527,399	$(180,500)		$82,346,899

COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value (unlimited number of shares authorized)	$7,591	$14,161	$21,752	$8,057	(3)	$29,809
Paid-in capital	139,834,194	193,026,398	332,860,592	(8,057	)(3)	332,672,035
				(180,500	)(2)
Undistributed net investment income	147	1,996,042	1,996,189			1,996,189
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(92,814,854)	(114,382,275)	(207,197,129)			(207,197,129)
Net unrealized depreciation on investments, translation of assets and liabilities denominated in foreign currencies	(3,681,271)	(41,472,734)	(45,154,005)			(45,154,005)
NET ASSETS	$43,345,807	$39,181,592	$82,527,399	$(180,500)		$82,346,899

COST OF INVESTMENTS	$47,288,838	$80,877,469	$128,166,307	$—		$128,166,307
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $0.001 par value (unlimited number of shares authorized)	7,590,970	14,161,010	21,751,980	8,057,336		29,809,316
Net assets value per share	$5.71	$2.77				$2.76

11

(1)

Prior to March 16, 2009, the DCW Total Return Fund was known as the Dividend Capital Global Realty Exposure Fund and the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.

(2)	Reflects the charge for estimated reorganization expenses of $180,500, of which $99,685 was attributable to DCA and $80,815 was attributable to DCW.
(3)

Reflects the capitalization adjustments given the effect of the issuance of 15,648,306 shares of DCA Total Return Fund common stock which DCW Total Return Fund Stockholders would receive if the Reorganization had taken place on December 31, 2009. The foregoing should not be relied upon to reflect the number of shares of DCA that will actually be received on or after such date.

12

Statement of Operations for the Year Ended December 31, 2009

Pro Forma Combined Statement of Operations

DCW Total Return Fund

DCA Total Return Fund

Pro Forma DCA Total Return Fund

(Unaudited)

	DCW Total Return Fund(1)	DCA Total Return Fund(1)	Total	Pro Forma Adjustments		Pro Forma DCA Total Return Fund
INVESTMENT INCOME:
Dividends (net of withholding taxes of $12,614, $17,941 and $30,555, respectively)	$1,627,595	$1,607,935	$3,235,530	$—		$3,235,530
Interest	223,688	895,110	1,118,798			1,118,798
TOTAL INVESTMENT INCOME	$1,851,283	$2,503,045	$4,354,328	$—		$4,354,328

EXPENSES:
Investment advisory fees	356,370	280,114	636,484	(59,827	)(2)	576,657
Administrative fees	115,672	114,456	230,128	(71,207	)(2)	158,921
Trustees’ fees and expenses	58,560	60,297	118,857	(37,757	)(2)	81,100
Line of credit interest and fees	—	3,601	3,601	(3,601	)(2)	—
Custodian fees and expenses	40,006	32,500	72,506	(32,506	)(2)	40,000
Audit and tax fees	89,456	70,709	160,165	(129,665	)(2)	30,500
Transfer agent fees and expenses	20,157	29,372	49,529	(19,529	)(2)	30,000
Legal expenses	64,858	69,704	134,562	(59,562	)(2)	75,000
Shareholder reports expenses	58,898	29,773	88,671	(13,671	)(2)	75,000
Listing expenses	29,431	25,686	55,117	(30,117	)(2)	25,000
Other expenses	63,147	66,015	129,162	(44,757	)(2)	84,405
TOTAL EXPENSES	$896,555	$782,227	$1,678,782	$(502,199)		$1,176,583
NET INVESTMENT INCOME:	$954,728	$1,720,818	$2,675,546	$502,199		$3,177,745

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
Investments	$(9,331,413)	$(24,504,083)	$(33,835,496)	$—		$(33,835,496)
Swap contracts	(4,033,506)	(1,043,853)	(5,077,359)			(5,077,359)
Foreign currency translations	490,528	269,414	759,942			759,942
Net realized loss	(12,874,391)	(25,278,522)	(38,152,913)	$—		(38,152,913)
Net change in unrealized appreciation on:
Investments	21,141,795	30,541,560	51,683,355			51,683,355
Swap contracts	3,112,591	1,097,564	4,210,155			4,210,155
Translation of assets and liabilities denominated in foreign currencies	319,239	—	319,239			319,239
Net change	24,573,625	31,639,124	56,212,749	—		56,212,749

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,653,962	$8,081,420	$20,735,382	$502,199		$21,237,581

13

Note: This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $180,500, of which $99,685 was attributable to DCA and $80,815 was attributable to DCW.

(1)

Prior to March 16, 2009, the DCW Total Return Fund was known as the Dividend Capital Global Realty Exposure Fund and the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.

(2)

Reflects the anticipated reduction in advisory fees and other variable costs based upon the proposed fee structure and assets of the combined fund and the anticipated elimination and reduction of duplicative costs as if the Reorganization had been effective for the year ended December 31, 2009.

14

NOTES TO PRO FORMA FINANCIAL STATEMENTS

December 31, 2009 (Unaudited)

1. Basis of Combination

The Boards of Directors of DCA Total Return Fund (“DCA”) and DCW Total Return Fund (“DCW” and, together with DCA, the “Fund” or “Funds” of the “Company”) at a meeting held on June 23, 2010 each approved a proposed reorganization, in which DCA will acquire substantially all of the assets and assume substantially all of the liabilities of DCW in exchange for an equal aggregate net asset value (“NAV”) (not market value) of newly issued common shares of DCA (the “Reorganization”). DCW will distribute DCA common shares to its common stockholders and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The aggregate NAV of DCA common shares received by DCW stockholders in the Reorganization will equal the aggregate NAV of DCW common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares (although common stockholders will receive cash for the fractional shares of common stock). DCA will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company. If the Reorganization is consummated, common shares of DCA will be distributed to DCW shareholders pro rata based on the exchange rate at the time of the Reorganization.

The Reorganization is intended to be accounted for as a tax-free reorganization of investments companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at December 31, 2009. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the year ended December 31, 2009. These statements have been derived from the books and records of the Funds utilized in calculating the net asset value at the dates indicated above in conformity with U.S. generally accepted accounting principles. As of December 31, 2009, all the securities held by DCW complied with the fundamental investment restrictions of DCA. The historical cost of investment securities is expected to be carried forward to the surviving entity. The fiscal year end for the Funds is December 31.

The accompanying pro forma combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Reorganization Statement of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on December 31, 2009. Following the Reorganization, DCA will be the accounting survivor.

The Collateralized Loan Obligations have experienced a material increase in value in 2010. The impact of this increase is not reflected in these pro forma combined financial statements.

Certain expenses of the Reorganization will be borne by DCA and DCW. The estimated expenses of the Reorganization attributable to DCA and DCW are $99,685 and $80,815, respectively.

2. Security Valuation

Pricing Procedures All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Funds will obtain at least one price from an independent broker/dealer.

15

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. As of December 31, 2009, securities which have been fair valued represented 3.54% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security of foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Funds’ holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring;

16

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”), issued in June 2009. The Fund follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). ASC 820 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stock^	$53,596,655	$—	$—	$53,596,655
Preferred Stock^	25,733,216	56	—	25,733,272
Commercial Real Estate Collateralized Debt Obligations	—	413,012	—	413,012
Collateralized Loan Obligations	—	2,404,000	—	2,404,000
Commercial Mortgage-Backed Securities	—	98,317	—	98,317
Money Market Funds	768,492	—	—	768,492

TOTAL	$80,098,363	$2,915,385	$—	$83,013,748

For the year ended December 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

^	For detailed descriptions of sectors see the accompany Statement of Investments.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value.

17

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

Distributions to Shareholders:

The Funds intend to make dividend distributions each quarter to shareholders. The dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date. Distributions paid by the Funds are subject to recharacterization for tax purposes. A portion of the distributions paid by the Funds may be reclassified to return of capital and long-term capital gains upon the final determination of the Funds’ taxable income for the year. Net realized gains, unless offset by any available capital loss carry forward, are generally distributed to shareholders annually, although net realized gains may be retained by the Funds in certain circumstances.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Use of Estimates:

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under this arrangement is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based one experience the risk of material loss from such claims is considered remote.

3. Capital Stock

The pro forma net asset value per share assumes the issuance of shares of DCA that would have been issued at December 31, 2009 in connection with the proposed Reorganization if the Reorganization had taken place at such date. The number of shares assumed to be issued is equal to the net asset value of shares of DCW, as of December 31, 2009, divided by the net asset value per share of the shares of DCA as of December 31, 2009 (less, in each case, the Reorganization costs for each Fund). The pro forma number of shares outstanding for the combined company would have consisted of the following at December 31, 2009, if the Reorganization had taken place at such date.

Total Outstanding DCA Shares Pre-Combination	Additional Shares Assumed Issued In DCW Reorganization	Total Outstanding DCA Shares Post-Combination
14,161,010	15,648,306	29,809,316

The foregoing should not be relied upon to reflect the number of shares of DCA that actually will be received on or after such date.

18

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

4. Pro Forma Operating Expenses

The pro forma combined statement of operations for the year ending December 31, 2009, as adjusted, giving effect to the Reorganization reflects changes in expenses of DCA as if the Reorganization was consummated on December 31, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

5. Recently Issued Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of this pronouncement and determined no additional disclosure is required for this report.

6. Illiquid and/or Restricted Securities

As of December 31, 2009, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market.

The Funds may invest, without limit, in illiquid securities.

DCA Total Return Fund & DCW Total Return Fund

Illiquid and/or Restricted Securities as of December 31, 2009

Description	Principal Amount	Acquisition Date	Cost	Market Value
Babson CLO, Ltd., 2005-3A, 0.000%, 11/11/2019	$13,000,000	10/13/2005	$13,000,000	$1,690,000

CW Capital Cobalt II, Ltd.:2006-2A, Class K, 3.782%, 04/26/2016	4,000,000	04/12/2006	4,000,000	148,320

Class P.S., 0.000% 04/26/2016	3,500,000	04/12/2006	3,500,000	70,000

Fraser Sullivan CLO I Ltd., 2006-A, 0.00%, 03/15/07	3,400,000	03/07/2006	3,400,000	714,000

JP Morgan Chase, Series 2005-LDP2, Class M, 4.509%, 06/15/2016	1,597,000	11/30/2006	1,303,446	97,076

Lenox Street, Series 2007-1A, Class SN, 0.000%, 06/04/2017	1,000,000	03/05/2007	964,922	0

Sorin Real Estate CDO II Ltd., Series 2005-2A, Class H, 4.284%, 01/04/2016	7,500,000	12/08/2005	7,500,000	75

Vertical CRE CDO, Ltd., 2005-2A, Class G, 4.283%, 04/22/2013	6,500,000	05/15/2006	6,500,000	65

Class P.S., 0.000%, 04/22/2013	1,800,000	05/15/2006	1,800,000	4,500

19

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

Description	Principal Amount	Acquisition Date	Cost	Market Value
Wachovia Bank, Series 2005-C18, Class M, 4.702%, 05/19/2015	248,100	10/26/2005	168,210	1,241

Grammercy Real Estate, Series 2007-1A: Class GFX, 6.000%, 08/15/2016	2,000,000	07/26/2007	1,690,679	20

Class HFX, 6.000%, 08/15/2016	5,150,000	07/26/2007	4,212,679	52

Morgan Stanley Capital I 2007-SRR4 Series G, 2.733%, 11/20/2052	5,750,000	06/27/2007	5,750,000	189,980

Total				$2,915,329

Net Assets				$82,346,899

Illiquid and/or Restricted Securities as a % of Net Assets				3.54%

9. Federal Income Taxes

Each of the Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the merger is consummated, DCA would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, DCW will make any required income or capital gain distributions prior to consummation of the merger, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

Each Fund has substantial capital loss carryforwards and significant unrealized built-in losses in their portfolio assets that, in the absence of the Reorganization, would generally be available to offset the Fund’s capital gains. As a result of the Reorganization, DCA will succeed to capital loss carryforwards (and unrealized built-in losses) of DCW. However, the Funds anticipate that DCW’s capital loss carryforwards will be subject to the limitations described below as a result of the Reorganization. It is expected that the Reorganization will cause DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because DCW is smaller than DCA, and, accordingly, DCA’s ability to use DCW’s pre-Reorganization capital losses will be significantly limited by operation of Section 382 of the Code. Assuming DCW undergoes such an ownership change as a result of the Reorganization, Section 382 will limit the amount of DCW’s pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific “annual loss limitation amount,” which generally equals the product of (i) the fair market value of the stock of DCW, subject to certain adjustments, immediately before the Reorganization, and (ii) a certain interest rate established by the IRS (4.03% for ownership changes occurring in April 2010). DCA’s use of these losses to offset gains would be subject to the annual cap until the losses expire. For example, at December 31, 2009, DCW had approximately $92.7 million in capital loss carryforwards and net year-to-date losses. If the Reorganization had occurred on that date, the use of those losses of DCA to offset any post-Reorganization gains would be subject to an annual cap of approximately $3.86 million until the losses expire. It is not anticipated that DCW’s unrealized built-in losses from periods prior to the ownership change will be limited as a result of the ownership change, although this circumstance could changes as a result of changes in values prior to the Closing Date of the Reorganization.

DCA has capital loss carryforwards (and net unrealized built-in losses) that are not expected to be limited as a result of the Reorganization. At December 31, 2009, DCA’s capital loss carryforward were $111.6 million, and its net unrealized built-in losses were approximately $42 million, none of which are expected to be limited as a

20

NOTES TO PRO FORMA FINANCIAL STATEMENTS—(Continued)

December 31, 2009 (Unaudited)

result of the Reorganization. There is a possibility, however, that DCA rather than DCW will undergo an “ownership change” within the meaning of Section 382 of the Code. This would occur if DCA were smaller than DCW, based upon the Funds’ market capitalization, on the Closing Date. If this were to occur, DCA’s (but not DCW’s) capital loss carryforwards (and net unrealized built-in losses) would be subject to the Section 382 limitation described above as a result of the Reorganization. In addition, because the Reorganization will terminate the tax year of DCW, DCW’s capital loss carryforwards would expire a year earlier than had the Reorganization not occurred. As a result, the capital loss carryforwards of the combined entity that are free from the Section 382 limitations (namely, those that come from DCW) would expire a year earlier than had the Reorganization not occurred (or had DCA reorganized into DCW).

In addition, as a result of the Reorganization, DCA expects to be much closer to undergoing its own “ownership change” within the meaning of Section 382 of the Code. Generally, an “ownership change” within the meaning of Section 382 of the Code occurs when one or more shareholders who each own directly or indirectly 5% or more of a Fund’s Common Shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of a Fund’s Common Shares) increase their aggregate ownership of Common Shares by more than 50 percentage points over the lowest percentage of Common Shares than such shareholders held within the preceding three years. As a result of the Reorganization, DCA may be only a few percentage points away from undergoing its own “ownership change.” Consequently, following the Reorganization, DCA could undergo an “ownership change” as a result of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of DCA’s Common Stock. If this were to occur, DCA’s loss carryforwards (and net unrealized built-in losses) from pre-Reorganization periods would be substantially limited by operation of Section 382 of the Code, in the manner described previously, and the combined company following the Reorganization would have no loss carryforwards from such periods that are free from substantial limitations under Section 382 of the Code. Thus, the effect of an “ownership change” of DCA following the Reorganization would that all of the loss carryforwards from both DCW and DCA (as well as DCA’s net unrealized built-in losses) would be substantially limited.

21

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of each Fund’s Board of Trustees

/S/ JAMI M. VONKAENEL
Jami M. VonKaenel Secretary
July , 2010

DCA Total Return Fund
DCW Total Return Fund

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Funds’ Annual Report for the fiscal year ended December 31, 2009 and more recent shareholder reports, if any, are available without charge upon request by writing the Funds at 518 17th Street, 17th Floor, Denver, CO 80202 or telephoning the Funds at 1-866-324-7348.

22

APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                     , 2010 by DCA Total Return Fund, a Delaware statutory trust (the “Acquiring Fund”); DCW Total Return Fund, a Delaware statutory trust, (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and Dividend Capital Investments, LLC (“DCI”), the investment adviser to the Acquiring Fund and the Selling Fund (for purposes of Section 9.1 of the Agreement only). The principal place of business of the Acquiring Fund, the Selling Fund and DCI is 518 17th Street, 17th Floor, Denver, Colorado 80202.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for common shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing hereinafter referred to, to the stockholders of the Selling Fund of Acquiring Fund Shares and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Selling Fund are closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Fund has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible (the “Liquidation Date”): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata by class to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6 STATE FILINGS. Prior to the Closing Date, the Selling Fund shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10 DIVIDEND. In order for the Selling Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Selling Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

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ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per Acquiring Fund common share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and the Funds’ Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s net assets, shall be determined by dividing the value of the Selling Fund’s net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 COMPUTATIONS OF NET ASSETS. All computations of net asset value shall be made by or under the direction of ALPS Fund Services, Inc. (“ALPS”) in accordance with its regular practice as co-administrator of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on September 26, 2010 or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE (the “Effective Time”) at the offices of Dividend Capital Investments, LLC in Denver, Colorado or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause Union Bank, N.A., as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

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3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause BNY Mellon Shareowner Services, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BNY Mellon Shareowner Services, its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is duly authorized in accordance with the applicable provisions of the Selling Fund’s Agreement and Declaration of Trust and Bylaws.

(c) The Selling Fund is registered as an closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Fund’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of December 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2009, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than

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changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted against the Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(l) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the current taxable year), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

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(p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.5) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is duly authorized in accordance with the applicable provisions of the Acquiring Fund’s Revised Trust Instrument and Bylaws.

(c) The Acquiring Fund is registered as an closed-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Revised Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since the dates of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection

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with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(j) Other than approval by the Acquiring Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. Subject to approval by the Acquiring Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the Post-Effective Amendment (as defined in Section 8.5) and the filing of any documents that may be required under Delaware state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.2, the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. The Selling Fund and the Acquiring Fund each will call a special meeting of its Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

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5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within (sixty) 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

5.9 FUND FINANCIAL STATEMENTS. The financial statements of each Fund as of June 30, 2010, and for the semi-annual period then ended, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the other Fund) will fairly reflect the financial condition of the Fund as of June 30, 2010, and there will be no known contingent liabilities of the Fund as of such date that are not disclosed in such statements.

5.10 TAX STATUS OF REORGANIZATION. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Selling Fund, the Selling Fund, the Acquiring Fund or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Agreement.

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ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 The Acquiring Fund shall have delivered to the Selling Fund a statement of the Acquiring Fund’s assets and liabilities, together with a list of the Acquiring Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquiring Fund.

6.3 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, substantially in the form of Exhibit A. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Selling Fund and the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Fund’s President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, substantially in the form of Exhibit B. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4 As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Selling Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund’s trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to each Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Fund in accordance with applicable law and the provisions of such Fund’s Agreement and Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

8.2 The Acquiring Fund shall have adopted and maintained any and all agreements necessary for the Acquiring Fund’s operation as a series of a closed-end investment company.

8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 The Selling Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the shareholders of the Selling Fund substantially all of the Selling Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date.

8.7 The Funds shall have received an opinion of Davis Graham & Stubbs LLP substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata, by class, distribution by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

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(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Selling Fund shareholder, or (B) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1 Expenses incurred in the Reorganization through May 31, 2010 will be paid fifty percent (50%) by the Selling Fund and Acquiring Fund, allocated in proportion to each Fund’s net assets, and fifty percent (50%) by DCI. All expenses of the Reorganization incurred after May 31, 2010, will be paid by the Selling Fund and Acquiring Fund, allocated in proportion to each Fund’s net assets. For the avoidance of doubt, the expense sharing agreement set forth in this Section 9.1 shall apply even in the event that this Agreement is terminated pursuant to Article XI.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund Shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

11

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund and such termination may be effected by the Presidents of the Acquiring Fund and the Selling Fund in writing without further action by their Boards of Trustees. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Selling Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, DCI, or their respective board members and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Selling Fund as specifically authorized by their Boards of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;

ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or the Selling Fund personally, but shall bind only the property of the respective Fund, as provided in the trust instrument of the respective trust. Moreover, no series of the Selling Fund or Acquiring Fund other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Fund or Selling Fund hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Selling Fund and signed by authorized officers of the Acquiring Fund and the Selling Fund, respectively, acting as such. Neither the authorization by such Boards of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

ARTICLE XIV

NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Fund or to the Acquiring Fund at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Fund or the Acquiring Fund shall have last designated by notice to the other party.

13

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DCA Total Return Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

DCW Total Return Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only

Dividend Capital Investments, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

14

Exhibit A

[FORM OF DAVIS GRAHAM & STUBBS LLP OPINION]

Exhibit B

[FORM OF DAVIS GRAHAM & STUBBS LLP OPINION]

EXHIBIT A

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

TIME OF SHAREHOLDER MEETINGS

Fund Name	Time of Meeting
DCW Total Return Fund	1:00 Mountain time

DCA Total Return Fund	1:30 Mountain time

A-1

EXHIBIT B

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

Nominating and Governance Committee Charter

I. Committee Organization

(a) The nominating and governance Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of the [Fund] (the “Fund”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “Act”).

(b) The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund’s Secretary shall serve as Secretary of the Committee.

(c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Dividend Capital Investments, LLC (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

II. Duties and Responsibilities

The Committee shall:

(a) Evaluate the size and composition of the Board and its committees, and formulate policies and objectives concerning the desired mix of independent trustee skills, backgrounds, experience and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. The Committee shall also consider the effectiveness of the meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance. This evaluation may take place in the context of the annual Board of Trustees self-assessment. See Appendix A for relevant factors for consideration.

(b) Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c) Review independent trustee compensation and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account the size of the Fund, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d) Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e) Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III. Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group may not qualify as an adverse holder — i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’ sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV. Authority and Resources

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

V. Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a) Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

(c) Meet at least annually, and is authorized to hold special meetings as circumstances warrant. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

(d) Prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time.

Adopted: August 20, 2009

Appendix A

Potential Board Member Qualification Factors

Working Background

•	Current or past membership on board of registered investment company

•	Board or executive position with money management organization

•	Board or executive position with broker-dealer organization

•	Board or executive position with any other financial, technology or marketing organization

•	Board or financial position with any other substantial publicly-held business organization

•	Accounting or legal position representing any of the above businesses

•	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

•	Mix of skills on board

•	Mix of generations on board

•	Diversity of personal backgrounds on board

•	Education background

Personal Characteristics

•	Reputation for integrity

•	Ability to apply good business sense, with appreciation for the role of the board

•	Ability to work with other trustees as a team

•	Ability to balance critical thinking with avoidance of unnecessary confrontation

•	Sufficient stature to provide shareholder assurance of qualification

•	Ability to commit necessary time

•	Personal and financial independence from management

•	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

•

No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Board member, would cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

EXHIBIT C

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

Audit Committee Charter

The Audit Committee is appointed by the Board of Trustees (“Board”) to assist the Board in monitoring (i) the integrity of the financial statements of the [Fund] (“Fund”), (ii) the compliance by the Fund with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors, and (iv) the performance of the Fund’s internal audit function and independent auditors.

I. Audit Committee Membership and Other Qualifications

The Audit Committee shall have at least three members, to be selected by the Board. No member of the Audit Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), nor shall any member receive any consulting, advisory or other compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

Notwithstanding any designation as an audit committee financial expert, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Moreover, designation as an audit committee financial expert will not increase the duties, obligations or liabilities of the designee as compared to the duties, obligations and liabilities imposed on the designee as a member of the Audit Committee and of the Board.

II. Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to approve prior to appointment the engagement of the Fund’s independent auditors, and to recommend to the Board of Trustees of the Fund the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(d)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(e)	to act as a liaison between the Fund’s independent auditors and the Board;

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors; and

(g)	to assist Board oversight of the Fund’s internal audit function (if any).

III. Duties and Powers of the Audit Committee

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate, given the circumstances.

To carry out its purposes, the Audit Committee shall:

1.	Report activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

2.	Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, recommend to the Board the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities and independence of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund;

3.	Approve prior to appointment the engagement of the independent auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser.

4.	Develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described in (3) above;

5.	Consider the controls applied by the independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

6.	Consider whether any non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence;

7.	Review the arrangements for and scope of the annual audit and any special audits;

8.	Review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

9.	Consider information and comments from the independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

10.	Consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of issue relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, review the independent auditors’ opinion on the Fund’s financial statements and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

11.	Review with management significant judgments made in connection with the preparation of the Fund’s financial statements;

12.	Based on review and discussions with management and the independent auditors, recommend to the Board that the audited financial statements be included in the Funds annual report to shareholders;

13.	Resolve disagreements between management and the auditors regarding financial reporting;

14.	Consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

15.	Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit;

16.	Review with the Fund’s principal executive officer and/or principal financial officer in connection with the required certifications on Form N-CSR and Form N-Q any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal controls over financial reporting;

17.	Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

18.	Obtain and review a report from the independent auditors describing the firms internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and all relationships between the independent auditor and the Fund;

19.	Set policies for the Fund’s hiring of employees or former employees of the independent auditors;

20.	Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls;

21.	Discuss generally the Fund’s press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

22.	Review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

23.	Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in the Fund’s Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of ordinary administrative expenses necessary or appropriate in carrying out the audit committee’s duties, for payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Roles and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight. It is the management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and it is the independent auditor’s responsibility to plan and carry out a proper audit. Management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting designed to assure compliance with accounting standards and applicable law. The independent auditors are responsible for planning and carrying-out an audit consistent with applicable legal and professional standards and the terms of the engagement titles. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

The review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund, and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Fund whom the Audit Committee reasonably believes to be competent in the matters presented; or (ii) legal counsel, public accounts, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence.

The Audit Committee shall serve as the Fund’s qualified legal compliance committee (“QLCC”) (as that term is defined under 17 C.F.R. § 205). The duties of the QLCC are listed at Exhibit B to this Charter.

V. Operations of the Audit Committee

1.	The Audit Committee shall meet at least once annually, and is authorized to hold special meetings as circumstances warrant.

2.	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference. The Audit Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3.	The Audit Committee shall regularly meet with representatives of management and, in separate executive session, with the Fund’s independent auditors, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the investment adviser and with entities that provide significant accounting or administrative services to the Fund.

4.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.	The Audit Committee may select one of its members to be the chair.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	Upon the recommendation of the Audit Committee, the Board shall adopt and approve this Charter and may amend it. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate or necessary.

8.	The Audit Committee shall evaluate its performance at least annually.

February 24, 2010.

EXHIBIT A

Complaint Procedures

The Sarbanes-Oxley Act of 2002 requires that audit committees establish procedures for complaints relating to accounting, internal controls, and auditing and confidential anonymous information submitted by employees relating to “questionable accounting or auditing matters”. The following procedures are designed to comply with these requirements.

1. Objectives

The Complaint Procedures are designed to enable employees of the Fund, its investment advisor, administrator, custodian, transfer agent, independent auditor, and other service providers (collectively, “employees”) to raise complaints and concerns that relate to accounting, internal accounting controls or auditing matters without fearing, or being threatened with, retaliation. Each employee is encouraged and expected to report questionable Fund accounting or auditing matters.

2. Raising Complaints and Concerns

If an officer or employee has a complaint or a concern that relates to accounting, internal accounting controls or auditing matters, that employee may submit the complaint or concern — anonymously if so desired — to the attention of the Fund’s Secretary by sending, either through the use of a facsimile transmission, first class mail or express delivery, a written correspondence to the Fund’s principal executive office. Additionally, such concerns or complaints may also be sent to any member of the Audit Committee.

3. Receipt, Retention and Treatment of Complaints

All complaints received by the Fund regarding accounting, internal accounting controls or auditing matters will be forwarded either to the entire Audit Committee of the Board of Trustees or specifically to the Chair of the Audit Committee for response unless the Fund’s Secretary determines that the received complaint lacks merit. If the complaint is sent solely to the Chair of the Audit Committee, the Chair may individually determine the appropriate response or refer the matter to the entire Audit Committee. At the end of each fiscal quarter, the Fund’s Secretary will present to the Audit Committee a record of all concerns and complaints, including those that the Secretary determined lacked merit that the Fund received during that quarter.

The Audit Committee will evaluate each concern or complaint that it receives. If the Audit Committee does not have sufficient information to properly evaluate a concern or complaint, the Audit Committee may conduct an investigation or may delegate that duty to another person or entity. During such investigations, the Audit Committee or the delegated party may interview any individual who the Audit Committee believes has relevant information.

Upon the conclusion of any investigation to evaluate a concern or complaint, the Audit Committee will authorize any subsequent action that may be necessary or appropriate to address the concern or complaint. The Fund is empowered with executing any such necessary or appropriate remedial actions, including discharging any employees that are deemed to have engaged in improper conduct.

A copy of each complaint and the Fund’s response shall be made available to the Fund’s independent public accountants.

At the end of each fiscal quarter, the Fund’s Secretary will provide a record of all complaints and concerns, including ones that were determined to not have any merit that the Fund received during that fiscal quarter. A copy of each complaint and response thereto shall be preserved and maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the complaint was received.

4. Confidentiality

The recipients of information pursuant to these complaint procedures will strive to keep all complaints and concerns that relate to accounting, internal accounting controls or auditing matters, as well as the identities of those who submit or investigate them, as confidential as possible. As such, disclosure will be limited to only individuals who may have a business need to know, or pursuant to regulatory or legal requirements.

Unless an individual knows that a concern or complaint is false and submits that concern or complaint to the Fund, the Fund and its affiliates and service providers shall not penalize or retaliate against any person or entity for:

•	reporting a complaint or concern that relates to accounting, internal accounting controls or auditing matters; or

•	cooperating in the investigation of such a complaint or concern.

Any such retaliation may result in criminal action and will warrant disciplinary action against the offending party, including termination of employment.

The Fund will distribute a copy of these Complaint Procedures it to its service providers.

EXHIBIT B

Duties and Responsibilities of the Qualified Legal Compliance Committee

The Fund’s Qualified Legal Compliance Committee (“QLCC”) shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

Once a reporting attorney provides to the QLCC a report that evidences a material violation by the Fund or any of its officers, Trustees, employees or agents, the QLCC must:

•	review the report and determine whether an investigation is necessary regarding such a report.

If the QLCC determines that such an investigation is necessary, the QLCC must further:

•	notify the full board of trustees;

•	initiate an investigation which may be conducted by either the Fund’s CEO, the Fund’s counsel or outside attorneys; and

•	retain such additional expert personnel as the QLCC deems necessary.

At the conclusion of any such investigation, the QLCC must:

•	recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

•	inform the Fund’s CEO and the Board of the results of any such investigation and the appropriate remedial measures to adopt.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the U.S. Securities Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

A “material violation” as used in this procedure shall mean a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Fund would want to be informed before making an investment decision.

EXHIBIT D

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

Valuation Committee Charter

I. Purpose

The Valuation Committee is a committee created by the Board of Trustees (the “Board”) of [Fund] (the “Fund”). The Valuation Committee is established to oversee the implementation of the Fund’s Pricing and Valuation Procedures (the “Procedures”) and the activities of the Fund’s Pricing Committee. The Board has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets pursuant to the procedures. The Valuation Committee shall have unrestricted access to the Fund’s Board, the independent auditors, Fund Counsel, and the executive and financial management of the Fund. The Valuation Committee may meet with such persons as needed to carry out its valuation duties.

II. Composition

The Valuation Committee shall be composed of 3 members (each, a “Member”), each of whom shall be a Trustee or officer of the Fund or an officer or employee of Dividend Capital Investments, LLC (the “Adviser”). At least one Member must be a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund (a “Disinterested Trustee”). The remaining Trustees of the Fund and any officer of the Adviser designated by the Board (each, an “Alternate Member”) shall be available to serve as alternate members of the Valuation Committee in the event that a Member is unable to do so at any given time. The current Members and Alternate Members are as follows:

Current Members:

Independent Trustees of the Board

The Fund’s President and Treasurer

Alternate Members:

The Fund’s Secretary

One or more members of the Adviser’s Investment Committee

The Board may revise the list of Members and Alternate Members at any time.

III. Meetings

The Valuation Committee shall meet at such times as required by the Procedures and on an as-needed basis to value any securities or other assets. Reasonable notice of a meeting, as dictated by circumstances, shall be given to each Member. In the event notice cannot be delivered to, or received by, a Member, Alternate Members shall be given reasonable notice. The Valuation Committee may take action by majority vote of those present during any meeting at which a majority of Members and/or Alternate Members are present.

All Valuation Committee Meetings may be held in person or by telephone conference. The Valuation Committee may also take action via electronic mail in lieu of a meeting, provided that (i) the quorum requirements set forth above are met, (ii) each Member or Alternate Member, as applicable, receives copies of any electronic mail transmissions circulated by each other Member or Alternate Member, as applicable, relating to the proposed action(s) prior to any approval thereof, and (iii) electronic mail transmissions from each Member or Alternate Member, as applicable, participating in the email discussion approving the proposed action are received by the Adviser by the end of the particular valuation date on which the notice of the proposed action was given.

D-1

Minutes of all meetings of the Valuation Committee shall be submitted to the Board. The Valuation Committee will make available to the Board, upon request, all information considered in reaching its valuation decisions.

IV. Powers, Responsibilities and Duties

To fulfill its responsibilities and duties, the Valuation Committee shall:

1.	Have unrestricted access to the Fund’s Board, officers, independent auditors, counsel, and such other persons as deemed necessary or advisable to perform its responsibilities hereunder.

2.	Meet on an as-needed basis to determine the fair value of the Fund’s securities or other assets, and direct the Adviser to take such action as the Valuation Committee may require.

3.	Keep minutes of each Valuation Committee meeting. When the Committee acts by electronic mail, in lieu of minutes, copies of all electronic mail submissions from each Member or Alternate Member participating in the meeting shall be kept with the Fund’s records.

4.	Report to the Board any actions taken by the Valuation Committee, and make such recommendations to the Board as the Valuation Committee deems necessary or appropriate.

5.	Conduct a formal review of the Procedures, as they apply to the Valuation Committee, at least annually in light of its experience in administering the provisions of the Procedures applicable to the Valuation Committee, evolving industry practices, and any developments in applicable laws or regulations; and report to the Board at its next regularly scheduled meeting on the outcome of that review. The Board shall review and approve the Procedures on an annual basis.

6.	Review this Valuation Committee Charter annually, and recommend changes, if any, to the Board.

7.	Investigate any other matter brought to its attention within the scope of its duties.

8.	Perform any other activities consistent with and in furtherance of this Valuation Committee Charter and the Procedures, as the Valuation Committee or the Board deems necessary or appropriate.

V. Delegation of Duties

Pursuant to the Procedures adopted by the Board of Trustees, the Valuation Committee may, on a case-by-case basis, delegate to the Adviser specific authority to determine the fair value of securities for so long as permitted in circumstances set forth therein.

Without a meeting of the Valuation Committee, subject to the Procedures, the Adviser may:

1.	fair value, for any length of time, any number of securities if the aggregate change in value of all such securities in a particular portfolio prior to such fair value and afterwards would not have a material effect on that portfolio; and

2.	fair value, for a period not to exceed three business days, any security or group of securities if the aggregate change in value would have a material effect on a portfolio.

Any determinations of fair value made by the Adviser without a meeting of the Valuation Committee, as provided above, shall be submitted for approval and ratification to either the Valuation Committee or the Board at the next regularly scheduled meeting.

D-2

EXHIBIT E

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

BOARD AND COMMITTEE MEETINGS IN FISCAL YEAR 2009

Fund	Number of Meetings Over the Fund’s Fiscal Year
DCA Total Return Fund
Board	5
Audit	3
Nominating	2
Valuation	1

DCW Total Return Fund
Board	5
Audit	3
Nominating	2
Valuation	1

E-1

EXHIBIT F

DCA TOTAL RETURN FUND

DCW TOTAL RETURN FUND

PRIVACY POLICY

The DCA Total Return Fund and the DCW Total Return Fund (collectively, the “Funds”) are committed to maintaining the privacy of their shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information, and why in certain cases the Funds may share this information with others.

The Funds do not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Funds, the Funds receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in the Funds.

The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about their shareholders to DCI’s employees with a legitimate business need for the information.

F-1

EXHIBIT G

DIVIDEND CAPITAL INVESTMENTS, LLC

PROXY VOTING

I. Policy

Dividend Capital Investments, LLC (the “Adviser”) acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end management investment companies (i.e., “mutual funds”). The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Some of the Adviser’s clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client’s investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser’s utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client’s account.

II. Purpose

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. Procedures

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A. Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.	Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

3.	Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B. Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value. If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client’s proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.	Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Adviser may recall the security for the purposes of voting.

5.	Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits from the proxy proposal.

IV. Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

•	the name of the issuer of the portfolio security;

•	the exchange ticker symbol of the portfolio security;

•	the CUSIP number of the portfolio security;

•	the shareholder meeting date;

•	a brief description of the matter voted on;

•	whether the matter was put forward by the issuer or a shareholder;

•	whether the mutual fund voted;

•	how the mutual fund cast its vote; and

•	whether the mutual fund cast its vote for or against management.

V. Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:

a.	Proposals to stagger board members’ terms;

b.	Proposals to limit the ability of shareholders to call special meetings;

c.	Proposals to require super majority votes;

d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.	Proposals regarding “fair price” provisions;

f.	Proposals regarding “poison pill” provisions; and

g.	Permitting “green mail”.

2.	Providing cumulative voting rights.

B. Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.	Date and place of annual meeting.

3.	Limitation on charitable contributions or fees paid to lawyers.

4.	Ratification of directors’ actions on routine matters since previous annual meeting.

5.	Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.	Limiting directors’ liability.

7.	Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

8.	The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.	Employee Stock Purchase Plans.

10.	Establish 40 1(k) Plans.

C. Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.	Pay directors solely in stock;

2.	Eliminate director’s mandatory retirement policy;

3.	Rotate annual meeting location or date;

4.	Changes in the state of incorporation;

5.	Social and corporate responsibility issues;

6.	Option and stock grants to management and directors; and

7.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D. Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client’s account. These matters generally include proposals to:

1.	Elect directors or trustees;

2.	Ratify or approve independent accountants;

3.	Approve a new investment adviser or sub-adviser;

4.	Approve a change to an investment advisory fee;

5.	Approve a Distribution (i.e., Rule 12b-1) Plan;

6.	Approve a change in a fundamental investment objective, policy or limitation;

7.	Approve a change in the state of incorporation; and

8.	Approve a plan of reorganization or merger.

The Adviser will generally vote with management’s recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

E. In some cases, the Adviser will delegate the authority and responsibility to vote proxies for the Funds’ securities to the Sub-Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Subadviser is herby delegated the authority with respect to those securities that are specifically part of the Subadviser’s Managed Assets.

F. Proxy Voting has been delegated to Calamos Advisors LLC.

EXHIBIT H

Calamos Advisors LLC

Calamos Partners LLC

Calamos Wealth Management LLC

Proxy Voting Policies and Procedures

Amended and Restated: March 26, 2010

Introduction

Calamos Advisors LLC, Calamos Partners LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as “Calamos”), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds and closedend funds (the “Funds”)), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

Calamos has adopted and implemented these policies and procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Responsibility of Calamos to Vote Proxies

Calamos has assigned its administrative duties with respect to the analysis and voting of proxies to its Risk Management Group within the Portfolio Management Department (“Proxy Group”) and administrative processing to its Corporate Actions Group (“Corporate Actions”) within the Operations Department. Additionally, to assist in analyzing, voting, administration, and reporting its proxy voting obligations, Calamos subscribes to a supplementary unaffiliated third party corporate proxy research service (“Proxy Voting Service(s)”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping, voting, administration, reporting, and vote disclosure services. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. The Proxy Group is responsible for maintaining oversight of all facets of the processes described above. As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests may conflict with the interests of Advisory Clients. Calamos votes each proxy while the Proxy Voting Service ensures that the decisions are implemented for each client. Calamos will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise. All proxies will be voted based upon Calamos’ instructions and/or policies.

Responsibility and Oversight

Calamos has delegated its duties with respect to analysis and voting of proxies to its Proxy Group. The Proxy Group’s responsibilities consist of ensuring proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) are voted according to our

Amended and Restated: March 26, 2010

proxy policy. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment. The Proxy Group shall have responsibility for: i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Committee if necessary); and (v) maintaining proxy voting records.

Based on the instruction provided by the Proxy Group and/or the principles inherent in our proxy policy, Corporate Actions will vote and process proxies. Proxies are voted solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for: (i) identifying potential conflicts of interest and reporting them to the Proxy Review Committee; (ii) maintaining appropriate records pursuant to these procedures and applicable SEC rules; (iii) monitoring proxies are voted as directed by the Proxy Group or Proxy Review Committee; and (iv) ensuring that the voting process is timely.

Limitations Relating to Proxy Voting

Voting of Proxies on Securities Not Held. The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will vote all proxies received for securities not held on the shareholder meeting date. The Proxy Group considers various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment.

Securities Lending. Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties. If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances. For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund’s or account’s investment in such loaned securities. There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters. Fund of Funds. Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds. The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

Securities of Foreign Issuers. In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following (i) Share Blocking. In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk. Therefore, it often may be in the best interests of our investors not to vote such proxies. Whether we vote such proxies will be determined on a case by case basis.

(ii) Lack of Notice or Information. Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that we cannot research the issues presented. In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.

Amended and Restated: March 26, 2010

Conflicts of Interest

A. Identification of Conflicts of Interest. All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

(i)	The issuer is a client of Calamos or its affiliates;

(ii)	The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;

(iii)	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);

(iv)	An employee of Calamos or its affiliates, also serves as a director or officer of the issuer;

(v)	A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, also serves as an officer or director of the issuer; or

(vi)	The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B. Establishment and Operation of Proxy Review Committee. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of its proxy voting service, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos’ clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C. Records of Corporate Actions. Corporate Actions will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

Amended and Restated: March 26, 2010

General Proxy Voting Guidelines

In keeping with its fiduciary obligations to its Advisory Clients, Calamos has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes. Calamos generally will vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts. Calamos’ proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos’ organization, including Portfolio Management, Legal, Compliance, and Calamos’ officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.

One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos’ ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company’s management in any situation where it determines that the support of management’s position would adversely affect the investment merits of owning that company’s shares.

The following guidelines reflect what Calamos believes to be good corporate governance and behavior:

1.	Corporate Governance and Structure

a.	Board of Directors/Trustees. The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.	Ratification of Auditors. As needed, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

c.	Merger, Acquisitions, Reincorporation and Other Transactions. Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.

d.	Anti-Take Over Measures and Shareholder Voting Rights. Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos

Amended and Restated: March 26, 2010

conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Calamos generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support.

Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

e.	Capital Structure. Calamos realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. In general Calamos respects management’s capital structure judgment and forecasting abilities. As needed, and with collaboration from our research analysts, Calamos will carefully review material proposals by companies to increase authorized shares and the purpose for the increase.

f.	Social and Corporate Policy Issues. As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.

g.	Global Corporate Governance. Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos’ proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.

2.	Executive Compensation and Option Plans. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review its proxy voting service’s analysis to assess such plans. Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose “golden parachutes” that are considered excessive. Calamos will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

3.	Other Business Matters Many proxy statements include the approval of routine business matters, such as changing the company’s name, and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

Record Retention and Disclosure

A. Record Retention. The Adviser shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) Security Identifier; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or

Amended and Restated: March 26, 2010

against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B. Disclosure. The Adviser shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

PART C. OTHER INFORMATION

Item 15.	Indemnification.

Article IV of the Registrant’s Amended and Restated Declaration of Trust provides that the Registrant shall indemnify its present and past trustees and officers to the maximum extent permitted by applicable law (including the laws of the State of Delaware and the 1940 Act), including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any trustee or officer against any liability to any person or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (collectively, “disabling conduct”). In addition, Article IV provides that the Registrant has the power and authority to indemnify employees, agents and other persons providing services to the Registrant or serving in any capacity at the request of the Registrant to the full extent corporations organized under the Delaware General Corporation Law may indemnify such persons, provided that such indemnification has been approved by a majority of the trustees.

Insofar as indemnification for certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant will also maintain trustees and officers insurance.

Article 17 of the Custodian Agreement dated March 23, 2009 between the Registrant and Union Bank, N.A. provides that the Registrant agrees to indemnify, and hold the custodian, its officers, directors, employees and agents harmless from and against any and all losses, liabilities, damages, claims, and expenses, any reasonable attorney’s fees and taxes (other than those based on the custodian’s net income) arising out of or in connection with the Custodian Agreement, or out of any actions of the Registrant or its agents which do not arise out of the custodian’s negligence, willful misconduct, violation of applicable law, or the custodian’s material breach of a representation or warranty made by it under this Agreement.

Section 4(c) of the Co-Administrative, Tax, Bookkeeping and Pricing Agreement dated April 1, 2009 between the Registrant and ALPS Fund Services, Inc. provides that except as may otherwise be provided by applicable law, neither ALPS nor its shareholders, officers, directors, employees or agents shall be subject to, and the Registrant shall severally indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of factual information furnished to ALPS by the Registrant.

Section 6(a) of the Amended and Restated Co-Administration Agreement dated May 19, 2009 between Registrant and Dividend Capital Investments, LLC provides that the Registrant shall indemnify the administrator and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the administrator in or by reason of any claim, demand, action, suit, investigation or other proceeding (including an action or suit by or in the right of the Registrant or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the administrator in connection with the performance of any of its duties or obligations under the agreement, provided that no indemnification shall be available for acts or omissions attributable to willful misconduct, bad faith or gross negligence by the administrator in the performance of its obligations or duties or by reason of its reckless disregard of the obligations and duties under the agreement, and provided further, that the administrator shall be entitled to indemnification under the agreement only to the extent consistent with the 1940 Act. For purposes of this indemnification, the administrator shall include its officers and employees and persons to whom duties or obligations are delegated by the administrator under the agreement.

Article VII, Section 7 of the Transfer Agency Agreement dated February 17, 2005 between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) and The Bank of New York (n/k/a BNY Mellon Shareowner Services) provides that the Registrant shall indemnify and hold harmless the bank from and against any and all claims (whether with or without basis in fact or law), costs, demands, expenses and liabilities, including reasonable attorney’s fees, which the bank may sustain or incur or which may be asserted against the bank except for any liability which the bank has assumed pursuant to the immediately preceding section. The bank shall be deemed not to have acted with negligence and not to have engaged in willful misconduct by reason of or as a result of any action taken or omitted to be taken by the bank without its own negligence or willful misconduct in reliance upon (i) any provision of the agreement, (ii) any instrument, order or share certificate reasonably believed by it to be genuine and to be signed, countersigned or executed by any duly authorized officer of the Registrant, (iii) any certificate or other instructions of an officer, (iv) any opinion of legal counsel for the Registrant or the bank, or (v) any law, act, regulation or any interpretation of the same effective at the time of such reliance. Nothing contained in Section 7 shall limit or in any way impair the right of the bank to indemnification under any other provision of the agreement. In addition, Section 8 provides that, specifically, but not by way of limitation, the Registrant shall indemnify and hold harmless the bank from and against any and all claims (whether with or without basis in fact or law), costs, demands, expenses and liabilities, including reasonable attorney’s fees, of any and every nature which the bank may sustain or incur or which may be asserted against the bank in connection with the genuineness of a share certificate, the bank’s due authorization by the Registrant to issue shares and the form and amount of authorized shares.

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Item 16.	Exhibits.

(1)	(a)	Certificate of Trust - Incorporated by reference to Exhibit (1)(a) of the Registrant’s Registration Statement (File Nos. 333-120988 and 811-21680), filed on December 3, 2004.

	(b)	First Amendment to Certificate of Trust - Incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 2 of the Registrant’s Registration Statement (File Nos. 333-120988 and 811-21680), filed on February 23, 2005.

	(c)	Amended and Restated Declaration of Trust of Registrant dated March 16, 2009 (filed herewith).

(2)		Amended and Restated Bylaws of Registrant dated March 19, 2010 (filed herewith).

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization by DCA Total Return Fund, DCW Total Return Fund, and Dividend Capital Investments, LLC (filed herewith).

(5)		Provisions of instruments defining rights of security holders are contained in Articles III, V, and VI of the Trust Instrument of Registrant (incorporated herein by reference to Exhibit (1) of this filing).

(6)	(a)	Investment Advisory Agreement dated May 30, 2006 between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) and Dividend Capital Investments, LLC (filed herewith).

	(b)	Subadvisory Agreement dated as of March 16, 2009 by and between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) , Dividend Capital Global Realty Exposure Fund, Dividend Capital Investments, LLC, and Calamos Advisors LLC (filed herewith).

(7)		None.

(8)		None.

(9)		Custodian Agreement dated March 23, 2009 between Registrant and Union Bank, N.A. (filed herewith).

(10)		None.

(11)		Form of Opinion of Davis Graham & Stubbs LLP, counsel to Registrant (to be filed by subsequent amendment).

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(12)		Form of Tax Opinion of Davis Graham & Stubbs LLP, counsel to Registrant (to be filed by subsequent amendment).

(13)	(a)	Co-Administrative, Tax, Bookkeeping and Pricing Agreement dated April 1, 2009 between Registrant and ALPS Fund Services, Inc. (filed herewith).

	(b)	Amended and Restated Co-Administration Agreement dated May 19, 2009 between Registrant and Dividend Capital Investments, LLC. (filed herewith).

	(c)	Transfer Agency Agreement dated February 17, 2005 between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) and The Bank of New York (n/k/a BNY Mellon Shareowner Services) - Incorporated by reference to Exhibit (k)(2) of Pre-Effective Amendment No. 2 of the Registrant’s Registration Statement (File Nos. 333-120988 and 811-21680), filed on February 23, 2005.

(14)	(a)	Consent of Independent Registered Public Accounting Firm (filed herewith).

	(b)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(15)		None.

(16)		Powers of Attorney dated June 28, 2010 (filed herewith).

(17)	(a)	Form of DCA Proxy Card (filed herewith).

	(b)	Form of DCW Proxy Card (filed herewith).

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the

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Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a post-effective amendment to this registrant statement a final tax opinion upon the closing of the transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on June 28, 2010.

DCA TOTAL RETURN FUND
(Registrant)

By:	/S/ JEFFREY W. TAYLOR
Jeffrey W. Taylor
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DAVID W. AGOSTINE David W. Agostine*	Trustee	June 28, 2010

/S/ THOMAS H. MACK Thomas H. Mack*	Trustee	June 28, 2010

/S/ JOHN MEZGER John Mezger*	Trustee	June 28, 2010

/S/ J. GIBSON WATSON, III J. Gibson Watson, III *	Trustee	June 28, 2010

/S/ JONATHAN F. ZESCHIN Jonathan F. Zeschin*	Trustee	June 28, 2010

/S/ JEFFREY W. TAYLOR Jeffrey Taylor	President	June 28, 2010

/S/ FRANCIS P. GAFFNEY Francis P. Gaffney*	Treasurer	June 28, 2010

*	Signature affixed by Jeffrey W. Taylor pursuant to a power of attorney dated June 28, 2010.

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Exhibit List

Exhibits.		Description

(1)	(c)	Amended and Restated Declaration of Trust of Registrant dated March 16, 2009.

(2)		Amended and Restated Bylaws of Registrant dated March 19, 2010.

(4)		Form of Agreement and Plan of Reorganization by DCA Total Return Fund, DCW Total Return Fund, and Dividend Capital Investments, LLC.

(6)	(a)	Investment Advisory Agreement dated May 30, 2006 between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) and Dividend Capital Investments, LLC.

	(b)	Subadvisory Agreement dated as of March 16, 2009 by and between Registrant (f/k/a Dividend Capital Realty Income Allocation Fund) , Dividend Capital Global Realty Exposure Fund, Dividend Capital Investments, LLC, and Calamos Advisors LLC.

(9)		Custodian Agreement dated March 23, 2009 between Registrant and Union Bank, N.A.

(13)	(a)	Co-Administrative, Tax, Bookkeeping and Pricing Agreement dated April 1, 2009 between Registrant and ALPS Fund Services, Inc.

	(b)	Amended and Restated Co-Administration Agreement dated May 19, 2009 between Registrant and Dividend Capital Investments, LLC.

(14)	(a)	Consent of Independent Registered Public Accounting Firm.

	(b)	Consent of Independent Registered Public Accounting Firm.

(16)		Powers of Attorney dated June 28, 2010.

(17)	(a)	Form of DCA Proxy Card.

(17)	(b)	Form of DCW Proxy Card.

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